PROSPECTUS                                                      January 31, 2005
--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

14,398,803 Shares
Issuable Upon Exercise of Non-Transferable Rights to
Subscribe for Such Shares
-----------------------------------------------------------------------------

Managed High Yield Plus Fund Inc. (the "Fund") is issuing non-transferable rights ("Rights") to its shareholders of record ("Shareholders") as of the close of business on January 31, 2005. These Rights will allow you to subscribe for one (1) share of common stock ("Share") of the Fund for each three (3) Rights held (the "Offer"). You will receive one Right for each whole Share that you hold of record as of January 31, 2005, rounded up to the nearest number of Rights evenly divisible by three. The Fund will not issue fractional Shares. The Rights will not be listed for trading on the New York Stock Exchange or any other exchange. You may also purchase Shares not acquired by other Shareholders subject to certain limitations and subject to allotment.

THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE THE GREATER OF (i) THE NET ASSET VALUE ("NAV") PER SHARE ON FEBRUARY 28, 2005 (THE "EXPIRATION DATE") OR (ii) 95% OF THE VOLUME WEIGHTED AVERAGE SHARE PRICE OF A SHARE ON THE NEW YORK STOCK EXCHANGE ON THE EXPIRATION DATE AND THE FOUR PRECEDING BUSINESS DAYS.

Rights may be exercised at any time until 5:00 p.m., Eastern time, on February 28, 2005, unless the Offer is extended as discussed in this Prospectus. Since the Expiration Date will be February 28, 2005 (unless the Fund extends the subscription period), Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights. For additional information regarding the Offer, please call The Altman Group, Inc. at 800-780 7438.

The Fund is a diversified, closed-end management investment company whose shares of common stock are listed and traded on the New York Stock Exchange under the symbol "HYF." The Fund's primary investment objective is to seek high income. Its secondary investment objective is to seek capital appreciation. The Fund seeks to achieve these objectives by investing primarily in a professionally managed, diversified portfolio of lower-rated, income-producing debt and related equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities that are rated below investment grade or considered to be of comparable quality. These investments include: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's"), lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P") or comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies")) or that are unrated and that the Fund's investment advisor, UBS Global Asset Management
(US) Inc. ("UBS Global AM"), has determined to be of comparable quality; and
(ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are a part of a unit including, such debt securities. There is no assurance that the Fund will achieve its investment objectives. FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, INCLUDING THE RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD, HIGH RISK DEBT SECURITIES, SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS."

This Prospectus concisely sets forth certain information an investor should know before investing. You should read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI"), dated January 31, 2005, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth on page 54 of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund or by calling The Altman Group, Inc. toll-free at 800-780 7438 or from the SEC's website at http://www.sec.gov.

AS WITH ALL INVESTMENT COMPANIES, NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

                                                                                                          Estimated Proceeds,
                                                     Estimated                          Estimated          before expenses,
                                               Subscription Price(1)                   Sales Load           to the Fund(2)
-----------------------------------------------------------------------------------------------------------------------------
Per Share                            $                                     5.90  $                     0  $              5.90
-----------------------------------------------------------------------------------------------------------------------------
Total Maximum(3)                     $                               84,952,938  $                     0  $        84,952,938
-----------------------------------------------------------------------------------------------------------------------------

                                                FOOTNOTES SET FORTH ON NEXT PAGE
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(CONTINUED FROM PREVIOUS PAGE)

(1) Estimated on the basis of the volume weighted share price of a Share on the NYSE on January 26, 2005 and the four preceding business days. The Fund may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby, or up to an additional 3,599,701 Shares, for an aggregate total of 17,998,504 Shares. If the Fund increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately $106,191,174 and the total maximum Estimated Proceeds, before expenses, to the Fund will be approximately $106,191,174. No sales load will be charged by the Fund in connection with this Offer. However, Shareholders that choose to exercise their Rights through broker-dealers, banks and nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.
(2) Before deduction of expenses related to the Offer incurred by the Fund, estimated at approximately $500,000.
(3)  Assumes all Rights are exercised at the estimated Subscription Price.

The Fund announced the Offer after the close of trading on the NYSE on November 10, 2004. The NAV at the close of business on November 10, 2004 and January 31, 2005 was $5.30 and $5.34, respectively, and the last reported sales price of a Share on the NYSE on those dates was $6.15 and $5.90, respectively.

The Fund may increase the number of Shares subject to subscription by up to 25%, or up to an additional 3,599,701 Shares, for an aggregate total of 17,998,504 Shares.

As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described in the section of this Prospectus entitled "The Offer--Over-Subscription Privilege," will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. See "The Offer."

Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 202-942 8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, DC 20549-0102.

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

    YOU SHOULD CONSIDER THE MATTERS DISCUSSED IN THIS SUMMARY BEFORE INVESTING IN THE FUND THROUGH THE OFFER. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

                                   THE OFFER

THE OFFER.........................................  Managed High Yield Plus Fund Inc. (the "Fund") is
                                                    issuing to its shareholders of record
                                                    ("Shareholders") as of the close of business on
                                                    January 31, 2005 (the "Record Date") non-
                                                    transferable rights ("Rights") to subscribe for an
                                                    aggregate of 14,398,803 shares of common stock
                                                    ("Shares") of the Fund (the "Offer"). You will
                                                    receive one (1) Right for each whole Share you
                                                    hold as of the Record Date, rounded up to the
                                                    nearest number of Rights evenly divisible by
                                                    three. You may subscribe for one Share for each
                                                    three Rights you hold (the "Primary
                                                    Subscription"). Any Shareholder on the Record Date
                                                    who is issued fewer than three Rights is entitled
                                                    to subscribe for one full Share in the Offer.

SUBSCRIPTION PRICE................................  The subscription price per Share (the
                                                    "Subscription Price") will be the greater of
                                                    (i) the NAV per Share on February 28, 2005 (the
                                                    "Expiration Date") or (ii) 95% of the volume
                                                    weighted average share price of a Share on the New
                                                    York Stock Exchange on the Expiration Date and the
                                                    four preceding business days. See "The
                                                    Offer--Subscription Price."

SUBSCRIPTION PERIOD...............................  Rights may be exercised at any time during the subscription period (the "Subscription Period"),
                                                    which starts on January 31, 2005 and ends at
                                                    5:00 p.m., Eastern time, on February 28, 2005 (the
                                                    "Expiration Date"). See "The Offer--Terms of the
                                                    Offer."

OVER-SUBSCRIPTION PRIVILEGE.......................  The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor
                                                    over-subscription requests if there are not enough
                                                    Shares available from the Primary Subscription to
                                                    honor all over-subscription requests (the "Over-
                                                    Subscription Privilege"). If there are enough
                                                    Shares left after the Primary Subscription, all
                                                    over-subscriptions will be honored in full. If
                                                    there are not enough Shares available to honor all
                                                    over-subscriptions, the available Shares will be
                                                    allocated pro rata among those who over-subscribe
                                                    based on the number of Rights originally issued to
                                                    them by the Fund. See "The Offer--Over-
                                                    Subscription Privilege."

FRACTIONAL SHARES.................................  Fractional Shares will not be issued upon the exercise of Rights. In the case of Shares held of
                                                    record by a broker-dealer, bank or other financial
                                                    intermediary (each, a "Nominee"), the number of
                                                    Rights issued to the Nominee will be adjusted to
                                                    permit rounding up (to the nearest number of
                                                    Rights evenly divisible by three) of the Rights to
                                                    be received by each of the beneficial owners for
                                                    whom it is the holder of record only if the
                                                    Nominee provides to the Fund, on or before the
                                                    close of business on February 23,

                                                    2005, a written representation of the number of
                                                    Rights required for such rounding. See "The
                                                    Offer--Terms of the Offer."

PURPOSE OF THE OFFER..............................  The Offer seeks to provide existing Fund
                                                    Shareholders with the opportunity to purchase
                                                    additional Shares at a price below market value.
                                                    The Fund's investment advisor, UBS Global Asset
                                                    Management (US) Inc. ("UBS Global AM") believes
                                                    that increasing the Fund's assets through the
                                                    Offer will benefit the Fund and its Shareholders
                                                    by allowing the Fund to take further advantage of
                                                    available investment opportunities in a market
                                                    environment believed to be conducive for high
                                                    yield investing and to reposition the Fund's
                                                    portfolio in a more efficient manner. While there
                                                    can be no assurance that any benefits will be
                                                    realized, increasing the Fund's investment assets
                                                    through the Offer is intended to:
                                                    -  allow the Fund to increase its investments at a
                                                       time when the Fund's investment advisor
                                                       believes that the market is conducive for high
                                                       yield investing;
                                                    -  possibly increase the NAV of the Fund;
                                                    -  allow repositioning of the portfolio in a more
                                                       efficient manner;
                                                    -  provide the Fund with the ability to make
                                                       additional investments without selling current
                                                       investments if otherwise not desirable;
                                                    -  provide additional diversification of
                                                       issuer-specific risk; and
                                                    -  potentially marginally reduce the per Share
                                                       expense ratio.

                                                    The Offer allows you the opportunity to purchase
                                                    additional Shares of the Fund at a price that will
                                                    be below market value at the Expiration Date. See
                                                    "The Offer--Purpose of the Offer."

NOTICE OF NAV DECLINE
  OR INCREASE.....................................  The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of
                                                    this Prospectus, the Fund's NAV declines more than
                                                    10% from its NAV as of that date or the NAV
                                                    increases to an amount greater than the net
                                                    proceeds. If that occurs, the Fund will notify
                                                    Shareholders of the decline or increase and permit
                                                    Exercising Shareholders (as defined herein) to
                                                    cancel exercise of their Rights. See "The
                                                    Offer--Notice of NAV Decline or Increase."

HOW TO OBTAIN SUBSCRIPTION INFORMATION............  -  Contact your broker, bank or trust company.
                                                    -  Contact The Altman Group, Inc. (the
                                                       "Information Agent") toll-free at
                                                       800-780 7438.

HOW TO SUBSCRIBE..................................  You may subscribe in one of two ways:
                                                    -  If your Shares are held in a brokerage, bank or
                                                       trust account, have your broker, bank or trust
                                                       company deliver a Notice of Guaranteed Delivery
                                                       to the Subscription Agent by the Expiration
                                                       Date. See "The Offer--Exercise of Rights" and
                                                       "The Offer--Payment for Shares."

                                                    -  If you own Shares directly (I.E., not through a
                                                       broker or bank), deliver a completed Exercise
                                                       Form and payment to Colbent Corporation (the
                                                       "Subscription Agent") by the Expiration Date.

TAX CONSEQUENCES..................................  For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result
                                                    in taxable income to Shareholders. You will not
                                                    realize a taxable loss if your Rights expire
                                                    without being exercised. See "The Offer--Certain
                                                    Federal Income Tax Consequences of the Offer."

USE OF PROCEEDS...................................  The proceeds of the Offer will be invested in accordance with the Fund's investment objectives
                                                    and policies. Investment of the proceeds is
                                                    expected to take up to one month from their
                                                    receipt by the Fund, depending on market
                                                    conditions and the availability of appropriate
                                                    securities. See "Use of Proceeds."

                          IMPORTANT DATES TO REMEMBER

Record Date.......................................  January 31, 2005

Subscription Period...............................  January 31, 2005 - February 28, 2005*

Deadline for delivery of Exercise Form together with payment of Estimated Subscription Price or for delivery of Notice of Guaranteed Delivery... February 28, 2005*

Expiration Date...................................  February 28, 2005*

Deadline for payment of final Subscription Price
  pursuant to Notice of Guaranteed Delivery.......  March 3, 2005*

Confirmation Date to Registered Shareholders**....  March 7, 2005*

For Registered Shareholder Purchases--deadline for
  payment of unpaid balance if final Subscription
  Price is higher than Estimated Subscription
  Price...........................................  March 10, 2005*

-------------------

  *  Unless the Offer is extended.
 ** Registered Shareholders are those shareholders who are the record owners of Fund shares (that is, their names appear directly on the records of the Fund's transfer agent) and whose shares are not held through a broker-dealer or other nominee or intermediary.

                                    THE FUND

THE FUND..........................................  The Fund is a diversified, closed-end management investment company. The Fund was incorporated
                                                    under the laws of the State of Maryland on
                                                    April 24, 1998 and commenced operations on
                                                    June 26, 1998. As of January 31, 2005, the Fund
                                                    had 43,196,408 Shares outstanding. Shares of the
                                                    Fund are traded on the NYSE under the symbol
                                                    "HYF." As of January 31, 2005, the Fund's NAV was
                                                    $5.34 and the Fund's last reported share price of
                                                    a Share on the NYSE was $5.90. See "The Fund."

DISTRIBUTIONS.....................................  The Fund distributes substantially all of its net investment income as monthly dividends. The Fund
                                                    also annually distributes

                                                    substantially all realized net capital gains (the
                                                    excess of net long-term capital gain over net
                                                    short-term capital loss), realized net short-term
                                                    capital gains and realized net gains from foreign
                                                    currency transactions, if any. The Fund's monthly
                                                    dividends may, from time to time, represent more
                                                    or less than the amount of net investment income
                                                    earned by the Fund in the period to which the
                                                    dividend relates.

                                                    The Fund has established a Dividend Reinvestment
                                                    Plan ("Reinvestment Plan") under which all
                                                    Shareholders whose Fund Shares are registered in
                                                    their own names, or in the name of UBS Financial
                                                    Services Inc. or its nominee, have all dividends
                                                    and other distributions on their Shares
                                                    automatically reinvested in additional Shares of
                                                    the Fund, unless such Shareholders elect to
                                                    receive cash. Shareholders who hold their Shares
                                                    in the name of a broker or nominee other than UBS
                                                    Financial Services Inc. should contact such broker
                                                    or other nominee to determine whether, or how,
                                                    they may participate in the Reinvestment Plan. The
                                                    ability of such Shareholders to participate in the
                                                    Reinvestment Plan may change if their Shares are
                                                    transferred into the name of another broker or
                                                    nominee.

                                                    The first regular monthly distribution to be paid
                                                    on Shares acquired upon exercise of Rights will be
                                                    the first monthly distribution the record date for
                                                    which occurs after the issuance of the Shares. The
                                                    Shares issued in the Offer would be entitled to
                                                    the distribution that would be declared to
                                                    Shareholders in March 2005. See "Dividends and
                                                    Other Distributions; Dividend Reinvestment Plan."

INVESTMENT OBJECTIVES AND POLICIES................  The Fund's primary investment objective is to seek high income. Its secondary investment objective is
                                                    to seek capital appreciation.

                                                    The Fund seeks to achieve these objectives by
                                                    investing primarily in a professionally managed,
                                                    diversified portfolio of lower-rated, higher risk,
                                                    income-producing debt and related equity
                                                    securities. Under normal circumstances, the Fund
                                                    invests at least 80% of its net assets in high
                                                    yield debt securities that are rated below
                                                    investment grade or considered to be of comparable
                                                    quality. These investments include:
                                                    (i) income-producing debt securities that are
                                                    rated below investment grade (lower than a Baa
                                                    rating by Moody's Investors Service, Inc.
                                                    ("Moody's"), lower than a BBB rating by Standard
                                                    and Poor's, a division of The McGraw Hill
                                                    Companies Inc. ("S&P") or comparably rated by
                                                    another nationally recognized statistical rating
                                                    organization (collectively, with Moody's and S&P,
                                                    "Rating Agencies")) or that are unrated and that
                                                    the Fund's investment advisor, UBS Global Asset
                                                    Management (US) Inc. ("UBS Global AM"), has
                                                    determined to be of comparable quality; and
                                                    (ii) equity securities (including common stocks
                                                    and rights and warrants for equity securities)
                                                    that are attached to, or are a part of a unit
                                                    including, such debt securities.

INVESTMENT OBJECTIVES AND POLICIES (CONTINUED)....  The Fund's 80% policy is a "non-fundamental"
                                                    policy. This means that this investment policy may
                                                    be changed by the Fund's Board without Shareholder
                                                    approval. However, the Fund has also adopted a
                                                    policy to provide its Shareholders with at least
                                                    60 days' prior written notice of any change to
                                                    this 80% policy.

                                                    The Fund seeks to achieve its secondary objective
                                                    of seeking capital appreciation by investing in
                                                    debt or equity securities that UBS Global AM
                                                    expects may appreciate in value as a result of
                                                    favorable developments affecting the business or
                                                    prospects of the issuer, which may improve the
                                                    issuer's financial condition and credit rating, or
                                                    as a result of declines in long-term interest
                                                    rates.

                                                    Lower-rated debt securities (commonly known as
                                                    "junk bonds") are subject to higher risks than
                                                    investment grade securities, including greater
                                                    price volatility and a greater risk of loss of
                                                    principal and non-payment of interest. The
                                                    determination of whether a security is in a
                                                    particular rating category, and whether the
                                                    percentage limitations described above are met,
                                                    are made at the time of investment. UBS Global AM
                                                    will assess rated securities on the basis of the
                                                    highest rating assigned by any Rating Agency.

                                                    In certain market conditions, UBS Global AM may
                                                    determine that securities rated investment grade
                                                    (I.E., at least Baa by Moody's or BBB by S&P or
                                                    comparably rated by another Rating Agency) offer
                                                    significant opportunities for high income and
                                                    capital appreciation with only a relatively small
                                                    reduction in yield. However, in such conditions,
                                                    the Fund will still invest at least 80% of its net
                                                    assets as noted above.

                                                    UBS Global AM believes that the lower-rated
                                                    securities markets offer opportunities for active
                                                    management to increase portfolio value. In
                                                    selecting investments for the Fund, UBS Global AM
                                                    relies on the expertise of the Fund's portfolio
                                                    manager, as well as her team of analysts. The
                                                    investment process incorporates three key steps:
                                                    industry selection, company selection and security
                                                    selection. Industry selection consists of an
                                                    analysis of economic factors, industry dynamics
                                                    and yield spreads to determine which sectors of
                                                    the market are the most attractive for investment.
                                                    Company selection combines financial forecasting
                                                    models with fundamental credit analysis to
                                                    determine which companies are the most attractive
                                                    investment candidates. Consulting third party
                                                    research and conducting company visits are also
                                                    key components in this selection process. Security
                                                    selection is based on fundamental outlook and
                                                    relative value within an industry and an issuer's
                                                    capital structure. UBS Global AM's portfolio
                                                    management team also utilizes a disciplined sell
                                                    strategy under which a security will be sold when
                                                    the income or total return potential declines
                                                    relative to its risk level, or when the security
                                                    becomes overvalued relative to its fundamental
                                                    outlook.

INVESTMENT OBJECTIVES AND POLICIES (CONTINUED)....  The Fund uses leverage through bank borrowings or other transactions involving indebtedness. The
                                                    Fund may also use leverage through the issuance of
                                                    preferred stock, but has not yet done so. The Fund
                                                    may use leverage up to 33 1/3% of its total assets
                                                    (including the amount obtained through leverage).
                                                    The Fund will not use leverage if it anticipates
                                                    that a leveraged capital structure would result in
                                                    a lower return to Shareholders than the Fund could
                                                    obtain over time without leverage. Leverage
                                                    creates an opportunity for increased income and
                                                    capital appreciation for Shareholders, but at the
                                                    same time, it creates special risks. There can be
                                                    no assurance that a leveraging strategy will be
                                                    successful during any period in which it is used.
                                                    See "Leverage" below and "Other Investment
                                                    Practices--Leverage."

                                                    The Fund may invest up to 20% of its net assets in
                                                    investment grade securities of private or
                                                    government issuers, equity securities of
                                                    lower-rated or comparable issuers (issuers whose
                                                    debt securities are lower-rated or who UBS Global
                                                    AM determines to be of comparable quality), money
                                                    market instruments and municipal obligations.

                                                    Up to 35% of the Fund's total assets may be
                                                    invested in securities of foreign issuers,
                                                    including issuers in emerging market countries.
                                                    However, the Fund may not invest more than 15% of
                                                    its total assets in securities that are
                                                    denominated in currencies other than the US
                                                    dollar. Up to 15% of the Fund's total assets may
                                                    be invested in securities that, at the time of
                                                    purchase, are in default or whose issuers are the
                                                    subject of bankruptcy proceedings. Investment in
                                                    these securities is highly speculative and
                                                    involves significant risk. The Fund may purchase
                                                    these securities if UBS Global AM believes that
                                                    these securities have a potential for capital
                                                    appreciation.

                                                    The Fund may also engage in other investment
                                                    practices, including forward commitments,
                                                    repurchase agreements, reverse repurchase
                                                    agreements, dollar rolls, lending of portfolio
                                                    securities and short sales "against the box," and
                                                    may purchase illiquid securities and when-issued
                                                    and delayed delivery securities. The Fund may also
                                                    invest in derivative instruments, including
                                                    options, futures contracts, swaps and forward
                                                    currency contracts. The Fund may also invest in
                                                    floating rate notes of non-investment grade
                                                    issuers.

                                                    The Fund may implement various temporary or
                                                    defensive strategies at times when UBS Global AM
                                                    determines that conditions in the markets make
                                                    pursuing the Fund's basic investment strategy
                                                    inconsistent with the best interests of its
                                                    Shareholders. When unusual market or economic
                                                    conditions occur, the Fund may, for temporary
                                                    defensive purposes, invest up to 100% of its total
                                                    assets, or for liquidity purposes, invest up to
                                                    20% of its net assets, in securities issued or
                                                    guaranteed by the US government or its agencies or
                                                    instrumentalities, certificates of

                                                    deposit, bankers' acceptances or other bank
                                                    obligations, commercial paper, or other income
                                                    securities deemed by UBS Global AM to be
                                                    consistent with a defensive posture, or it may
                                                    hold cash.

                                                    See "Investment Objectives and Policies," "Other
                                                    Investment Practices," "Special Considerations and
                                                    Risk Factors," "Taxation" and "Additional
                                                    Information About Investment Policies; Investment
                                                    Limitations and Restrictions" in the SAI.

INVESTMENT ADVISOR................................  UBS Global AM is the Fund's investment advisor and administrator ("Investment Advisor"). UBS Global
                                                    AM is a Delaware corporation located at 51 West
                                                    52nd Street, New York, New York, 10019-6114. UBS
                                                    Global AM is an investment advisor registered with
                                                    the US Securities and Exchange Commission. UBS
                                                    Global AM is an indirect wholly owned subsidiary
                                                    of UBS AG ("UBS"). As of September 30, 2004, UBS
                                                    Global AM had approximately $49.5 billion in
                                                    assets under management. UBS Global AM is a member
                                                    of the UBS Global Asset Management Division, which
                                                    had approximately $482.9 billion in assets under
                                                    management worldwide as of September 30, 2004. UBS
                                                    is an internationally diversified organization
                                                    with headquarters in Zurich, Switzerland and
                                                    operations in many areas of the financial services
                                                    industry.

                                                    As Investment Advisor, UBS Global AM receives from
                                                    the Fund a fee, accrued weekly and paid monthly,
                                                    in an amount equal to an annual rate of 0.70% of
                                                    the Fund's average weekly total assets minus
                                                    liabilities other than the aggregate indebtedness
                                                    constituting leverage ("Managed Assets"). The
                                                    investment advisory and administrative fee payable
                                                    to UBS Global AM during periods in which the Fund
                                                    is utilizing leverage will be higher than when it
                                                    is not doing so because the fee is calculated as a
                                                    percentage of Managed Assets, which include assets
                                                    purchased with leverage. As a result, UBS Global
                                                    AM has a financial incentive to leverage the Fund,
                                                    which may create a conflict of interest between
                                                    UBS Globlal AM and the best interests of the
                                                    Fund's shareholders. See "Management of the Fund."

                                                    Because the advisory fee is based on the Managed
                                                    Assets, and since the Offer is expected to result
                                                    in an increase in Managed Assets, UBS Global AM
                                                    will benefit from the Offer by an increase in the
                                                    dollar amount of the fee.

SHARE REPURCHASES AND TENDER OFFERS; CONVERSION TO
  OPEN-END FUND...................................  In recognition of the possibility that the Shares could trade at a discount from NAV and that any
                                                    such discount may not be in the best interest of
                                                    Shareholders, the Fund's Board of Directors, in
                                                    consultation with UBS Global AM, from time to
                                                    time, may consider the possibility of making
                                                    open-market Share repurchases or tender offers.
                                                    There can be no assurance that the Board of
                                                    Directors will decide to undertake either of these
                                                    actions or that,

                                                    if undertaken, such actions will result in the
                                                    Shares trading at a price that is equal or close
                                                    to NAV per Share. The Board of Directors also may
                                                    consider from time to time whether it would be in
                                                    the best interests of the Fund and its
                                                    Shareholders to convert the Fund to an open-end
                                                    investment company, but there can be no assurance
                                                    that the Board of Directors will conclude that
                                                    such a conversion is in the Shareholders' best
                                                    interests. See "Description of Capital Stock."

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

    THIS PROSPECTUS CONTAINS CERTAIN STATEMENTS THAT MAY BE DEEMED TO BE "FORWARD-LOOKING STATEMENTS." ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF UNCERTAINTIES SET FORTH BELOW AND ELSEWHERE IN THE PROSPECTUS. SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" FOR A MORE COMPLETE DESCRIPTION OF RISKS THAT MAY BE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

DILUTION--NON-PARTICIPATION IN THE OFFER..........  Shareholders who do not fully exercise their
                                                    Rights will experience dilution of their
                                                    proportionate ownership interest in the Fund and
                                                    dilution of voting power.

YIELD DILUTION....................................  It is possible that the Offer could result in dilution of the Fund's gross yield. Dilution of
                                                    the Fund's gross yield could occur if the proceeds
                                                    of the Offer are invested in securities that
                                                    provide a yield below current portfolio yield. It
                                                    is anticipated that modest yield dilution may
                                                    occur based on current market conditions.

SHARE PRICE VOLATILITY............................  Volatility in the market price of Shares may increase during the rights offering period. The
                                                    Offer may result in some Shareholders selling
                                                    their Shares, which would exert downward price
                                                    pressure on the price of Shares, while others
                                                    wishing to participate in the Offer may buy
                                                    Shares, having the opposite impact.

UNDER-SUBSCRIPTION................................  It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could
                                                    have an impact on the ratios and the net proceeds
                                                    of the Offer.

GENERAL...........................................  The Fund is designed for investors who are willing to assume additional risk in return for the
                                                    potential for high income and, secondarily,
                                                    capital appreciation. An investment in the Fund
                                                    may be speculative in that it involves a high
                                                    degree of risk and is not intended to serve as a
                                                    complete investment program. There is no assurance
                                                    that the Fund will achieve its investment
                                                    objectives. Investors should carefully consider
                                                    their ability to assume the risks of owning shares
                                                    of an investment company that invests in lower-
                                                    rated income securities before making an
                                                    investment in the Fund. Past performance is no
                                                    guarantee of future results.

RISKS ASSOCIATED WITH INVESTMENTS IN LOWER-RATED
  SECURITIES......................................  Most of the securities in which the Fund invests are below investment grade and considered
                                                    speculative. Lower-rated securities generally
                                                    offer a higher current yield than that available
                                                    from higher-rated issues. However, lower-rated
                                                    securities are subject to greater price volatility
                                                    and a greater risk of loss of

RISKS ASSOCIATED WITH INVESTMENTS IN LOWER-RATED
  SECURITIES (CONTINUED)..........................  principal and non-payment of interest than higher-rated investments.

                                                    Lower-rated securities are especially subject to
                                                    (i) adverse changes in general economic conditions
                                                    and in the industries in which the issuers are
                                                    engaged, (ii) changes in the financial condition
                                                    of the issuers and (iii) negative publicity or
                                                    investor perceptions.

                                                    During periods of economic downturn, issuers of
                                                    lower-rated income securities, especially highly
                                                    leveraged issuers, may experience financial
                                                    stress, which could adversely affect their ability
                                                    to make payments of principal and interest and
                                                    increase the possibility of default. In addition,
                                                    such issuers may not have more traditional methods
                                                    of financing available to them, and they may be
                                                    unable to repay debt at maturity by refinancing.
                                                    The risk of loss due to default in payment of
                                                    interest or principal by such issuers is
                                                    significantly greater because lower-rated
                                                    securities frequently are unsecured and
                                                    subordinated to the prior payment of senior
                                                    indebtedness. In order for the Fund to enforce its
                                                    rights in the event of a default on lower-rated
                                                    securities, the Fund may be required to take
                                                    possession of, and manage, collateral securing the
                                                    issuer's obligations. This may increase the Fund's
                                                    operating expenses and adversely affect the Fund's
                                                    net asset value. The Fund may also be limited in
                                                    its ability to enforce its rights and may incur
                                                    greater costs in enforcing its rights in the event
                                                    an issuer becomes the subject of bankruptcy
                                                    proceedings.

                                                    Up to 15% of the Fund's total assets may be
                                                    invested in securities that, at the time of
                                                    purchase, are in default or whose issuers are the
                                                    subject of bankruptcy proceedings. Investment in
                                                    these securities is extremely speculative and
                                                    involves significant risk. These securities
                                                    generally will not be producing income when they
                                                    are purchased by the Fund, and they may require
                                                    the Fund to bear certain extraordinary expenses in
                                                    order to protect and recover its investment.
                                                    Therefore, to the extent the Fund pursues its
                                                    secondary investment objective of seeking capital
                                                    appreciation through investment in these
                                                    securities, the Fund's ability to achieve current
                                                    income for its Shareholders may be diminished.

                                                    Some or all of the securities in which the Fund
                                                    invests may be illiquid when purchased or
                                                    subsequently may become illiquid. Debt securities
                                                    generally are purchased and sold through dealers
                                                    who make a market in such securities for their own
                                                    accounts. However, there are fewer dealers in the
                                                    lower-rated income securities market, so this
                                                    market may be less liquid than the market for
                                                    higher-rated income securities, even under normal
                                                    economic conditions. The Fund also may not be able
                                                    to readily dispose of such securities at an amount
                                                    that approximates that at which the Fund has
                                                    valued them and may have to sell other investments
                                                    if necessary to raise cash to meet its
                                                    obligations. During periods of high demand in the
                                                    lower-rated securities

                                                    market, it may be difficult to acquire lower-rated
                                                    securities appropriate for investment by the Fund.
                                                    It may be more difficult to determine the fair
                                                    value of illiquid securities for purposes of
                                                    computing the Fund's net asset value. See
                                                    "Investment Objectives and Policies."

ORIGINAL ISSUE DISCOUNT, ZERO COUPON AND
  PAYMENT-IN-KIND SECURITIES......................  The Fund may invest in discount securities, including zero coupon securities, other securities
                                                    issued with original issue discount ("OID") and
                                                    payment-in-kind ("PIK") securities. Zero coupon
                                                    securities pay no interest to holders prior to
                                                    maturity. When a zero coupon security is held to
                                                    maturity, its entire investment return comes from
                                                    the difference between its purchase price and its
                                                    maturity value. PIK securities may pay interest
                                                    either in cash or in the form of additional
                                                    securities. OID securities may provide for some
                                                    interest to be paid prior to maturity.

LEVERAGE..........................................  Leverage creates risks for Shareholders, including the likelihood of greater volatility in the NAV
                                                    and market price of Shares and the risk that
                                                    fluctuations in interest rates on indebtedness may
                                                    adversely affect the return to Shareholders. To
                                                    the extent the income or capital appreciation
                                                    derived from securities purchased with funds
                                                    received from leverage exceeds the cost of
                                                    leverage, the Fund's return will be greater than
                                                    if leverage had not been used. Conversely, if the
                                                    income or capital appreciation from the securities
                                                    purchased with such funds is not sufficient to
                                                    cover the cost of leverage, the return on the Fund
                                                    will be less than if leverage had not been used,
                                                    and therefore the amount available for
                                                    distribution to Shareholders as dividends and
                                                    other distributions will be reduced. Nevertheless,
                                                    UBS Global AM may determine to maintain the Fund's
                                                    leveraged position if it deems such action to be
                                                    appropriate under the circumstances. The
                                                    investment advisory and administrative fee payable
                                                    to UBS Global AM during periods in which the Fund
                                                    is using leverage will be higher than when it is
                                                    not doing so because the fee is calculated as a
                                                    percentage of Managed Assets, which include assets
                                                    purchased with leverage. UBS Global AM expects to
                                                    leverage the additional assets generated from the
                                                    Offer. Thus, the investment advisory and
                                                    administrative fee paid to UBS Global AM will
                                                    increase as a result of the proceeds of the Offer,
                                                    as well as an increase in leverage. See "Other
                                                    Investment Practices--Leverage" and "Management of
                                                    the Fund."

FOREIGN INVESTMENTS...............................  Investments in foreign securities involve risks relating to political and economic developments
                                                    abroad, as well as those that result from the
                                                    differences between the regulations to which US
                                                    and foreign issuers are subject. Investments in
                                                    securities that are denominated in foreign
                                                    currencies are subject to the risk that changes in
                                                    foreign exchange rates may reduce the US dollar
                                                    value of those securities. These risks may be more
                                                    acute with respect to the Fund's investments in
                                                    emerging market countries. The special risks of
                                                    foreign investing may include expropriation,
                                                    confiscatory

                                                    taxation, withholding taxes on interest,
                                                    limitations on the use or transfer of Fund assets,
                                                    difficulty in obtaining or enforcing a court
                                                    judgment abroad, restrictions on the exchange of
                                                    currencies and political or social instability or
                                                    diplomatic developments. Moreover, individual
                                                    foreign economies may differ favorably or
                                                    unfavorably from the US economy in such respects
                                                    as growth of gross national product, rate of
                                                    inflation, capital reinvestment, resource self
                                                    sufficiency and balance of payments positions.
                                                    Securities of many foreign issuers may be less
                                                    liquid and their prices more volatile than those
                                                    of securities of comparable US issuers. The costs
                                                    attributable to foreign investing that the Fund
                                                    must bear frequently are also higher than those
                                                    attributable to domestic investing. Transactions
                                                    in foreign securities may be subject to less
                                                    efficient settlement practices, including extended
                                                    clearance and settlement periods. See "Special
                                                    Considerations and Risk Factors--Foreign
                                                    Investments."

HEDGING AND OTHER STRATEGIES INVOLVING DERIVATIVE
  INSTRUMENTS.....................................  The Fund may invest in derivative instruments which entail special risks. See "Other Investment
                                                    Practices--Hedging and Other Strategies Using
                                                    Derivative Instruments" and in the SAI, "Hedging
                                                    and Other Strategies Using Derivative
                                                    Instruments."

MARKET PRICE AND NET ASSET VALUE OF SHARES........  Although the Shares have traded at a premium to their NAV for 102 out of 106 weeks since January
                                                    2003, shares of closed-end management investment
                                                    companies frequently trade at a discount from
                                                    their NAVs. Whether an investor will realize gains
                                                    or losses upon the sale of Shares does not depend
                                                    directly upon changes in the Fund's NAV, but
                                                    rather upon whether the market price of the Shares
                                                    at the time of sale is above or below the
                                                    investor's purchase price for the Shares. This
                                                    market risk is separate and distinct from the risk
                                                    that the Fund's NAV may decrease. Accordingly, the
                                                    Shares are designed primarily for long-term
                                                    investors. Investors in Shares should not view the
                                                    Fund as a vehicle for trading purposes. See
                                                    "Special Considerations and Risk Factors--Market
                                                    Price and Net Asset Value of Shares" and "Capital
                                                    Stock."

                                                    The net asset value of the Fund's Shares will
                                                    fluctuate with interest rate changes, as well as
                                                    with price changes of the Fund's portfolio
                                                    securities, and these fluctuations are likely to
                                                    be greater during periods in which the Fund
                                                    utilizes a leveraged capital structure. See "Other
                                                    Investment Practices--Leverage."

ANTI-TAKEOVER PROVISIONS..........................  The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other
                                                    entities or persons to acquire control of the
                                                    Fund, (2) the Fund's freedom to engage in certain
                                                    transactions and (3) the ability of the Fund's
                                                    directors or Shareholders to amend the Articles of
                                                    Incorporation. These provisions of the Articles of
                                                    Incorporation may be regarded as "anti-takeover"
                                                    provisions. These provisions could have the effect

                                                    of depriving the Shareholders of opportunities to
                                                    sell their Shares at a premium over prevailing
                                                    market prices by discouraging a third party from
                                                    seeking to obtain control of the Fund in a tender
                                                    offer or similar transaction. The overall effect
                                                    of these provisions is to render more difficult
                                                    the accomplishment of a merger or the assumption
                                                    of control by a Shareholder who owns beneficially
                                                    more than 5% of the Shares. They provide, however,
                                                    the advantage of potentially requiring persons
                                                    seeking control of the Fund to negotiate with its
                                                    management regarding the price to be paid and
                                                    facilitating the continuity of the Fund's
                                                    management, investment objectives and policies.
                                                    See "Special Considerations and Risk
                                                    Factors--Anti-Takeover Provisions," and "Capital
                                                    Stock--Certain Anti-Takeover Provisions of the
                                                    Articles of Incorporation."

MARKET DISRUPTION.................................  As a result of terrorist attacks on the World
                                                    Trade Center and the Pentagon on September 11,
                                                    2001, some of the US securities markets were
                                                    closed for a four-day period. These terrorist
                                                    attacks and related events led to increased
                                                    short-term market volatility. US military and
                                                    related action in Iraq and Afghanistan and events
                                                    in the Middle East could have significant adverse
                                                    effects on US and world economies and markets. A
                                                    similar disruption of the US or world financial
                                                    markets could impact interest rates, secondary
                                                    trading, ratings, credit risk, inflation and other
                                                    factors relating to the Shares. See "Special
                                                    Considerations and Risk Factors--Market
                                                    Disruption."

                                 FUND EXPENSES

FEES AND EXPENSES
  SHAREHOLDER TRANSACTION EXPENSES
    Sales Load (as a percentage of offering
     price).......................................  None
    Dividend Reinvestment Plan Fees...............  None
  ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
    ASSETS ATTRIBUTABLE TO SHARES)
    Investment Advisory and Administration
     Fees(1)......................................  0.98%
    Interest Payments on Borrowed Funds...........  0.84%
    Other Expenses(2).............................  0.19%
                                                    ----
    Total Annual Expenses(3)......................  2.01%
                                                    ----

-------------------

(1) The Fund's investment advisory fee is contractually equal to an annual rate of 0.70% of average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. To the extent the Fund engages in leverage the investment advisory fee will increase as a percentage of net assets.
(2)  "Other Expenses" have been estimated for the current fiscal year.
(3) The 2.01% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $83,452,938 (assuming a Subscription Price of $5.90 per Share) and that, as a result, based on the Fund's net assets attributable to Shareholders on January 31, 2005 of $230,274,778, the net assets attributable to Shareholders would be $313,727,716. If the subscription rate of the Offer is less than 50%, "Other Expenses" would be 0.20% (a difference of 0.01%). Accordingly, "Total Annual Expenses" would be 2.02% (a difference of 0.01%).

    The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

EXAMPLE

    An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return, (ii) reinvestment of all dividends and other distributions at NAV, (iii) that the fund will utilize leverage by borrowing an amount equal to approximately 30% of the Fund's total assets (including the amount obtained from leverage) and (v) the percentage amounts listed under Annual Expenses above remain the same in the years shown:

1 YEAR  3 YEARS  5 YEARS  10 YEARS
------  -------  -------  --------
 $20     $63     $108      $234

    See also Note (2) above for assumptions made in calculating the expenses in this example. See "Financial Highlights" below for the Fund's actual ratio of expenses to average net assets for the fiscal year ended May 31, 2004.

    The above tables and the assumption in this example of a 5% annual return and reinvestment at NAV are required by regulations of the SEC applicable to all closed-end investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. In addition, while this Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan will receive Shares at the market price in effect at that time if that price is lower than net asset value. Although the amount of leverage utilized by the Fund may change on a daily basis, the Fund currently borrows an amount in the range of 30% of the Fund's total assets. In the event the Fund does not utilize any leverage, an investor, would pay the following expenses based on the assumptions in this Example: One Year--$12; Three Years--$37; Five Years--$64 and Ten Years--$142.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS

    The following financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results from a single Fund share. In the table, "total investment return" represents the rate that an investor would have earned on an investment in the Fund. The information in the financial highlights for the six years ended May 31, 2004 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report appears in the Fund's Annual Report to Shareholders. The Fund's financial statements are included in the Fund's Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-647 1568.

                            FOR THE SIX
                           MONTHS ENDED                                                              FOR THE PERIOD
                           NOVEMBER 30,                FOR THE YEARS ENDED MAY 31,                   JUNE 26, 1998+
                               2004       ------------------------------------------------------         THROUGH
                            (UNAUDITED)     2004      2003      2002         2001         2000        MAY 31, 1999
                           -------------  --------  --------  --------     --------     --------     ---------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $   5.02     $   4.75  $   4.98  $   6.99     $   9.73     $  12.35        $  15.00
                             --------     --------  --------  --------     --------     --------        --------
Net investment income....        0.32         0.65      0.66      0.96         1.07         1.48            1.42
Net realized and
  unrealized gains
  (losses) from
  investment
  activities.............        0.31         0.23     (0.23)    (1.99)       (2.58)       (2.60)          (2.83)
                             --------     --------  --------  --------     --------     --------        --------
Net increase (decrease)
  from operations........        0.63         0.88      0.43     (1.03)       (1.51)       (1.12)          (1.41)
                             --------     --------  --------  --------     --------     --------        --------
Dividends from net
  investment income......       (0.33)       (0.61)    (0.66)    (0.98)       (1.23)       (1.50)          (1.24)
                             --------     --------  --------  --------     --------     --------        --------
NET ASSET VALUE, END OF
  PERIOD.................    $   5.32     $   5.02  $   4.75  $   4.98     $   6.99     $   9.73        $  12.35
                             ========     ========  ========  ========     ========     ========        ========
MARKET VALUE, END OF
  PERIOD.................    $   6.11     $   5.42  $   5.04  $   5.64     $   7.65     $   9.44        $  12.31
                             ========     ========  ========  ========     ========     ========        ========
TOTAL INVESTMENT
  RETURN(1)..............       19.59%       20.92%     3.85%   (13.22)%      (5.55)%     (12.14)%         (9.37)%
                             ========     ========  ========  ========     ========     ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of
  period(000's)..........    $228,783     $214,425  $198,229  $200,844     $270,823     $310,015        $388,929
Expenses to average net
  assets, including
  interest expense.......        2.02%*       1.82%     2.20%     2.58%        3.11%        3.59%           3.02%*
Expenses to average net
  assets, excluding
  interest expense.......        1.18%*       1.16%     1.23%     1.18%        1.07%        1.17%           1.15%*
Net investment income to
  average net assets.....       12.37%*      12.92%    15.03%    17.22%       13.00%       12.74%          11.82%*
Portfolio turnover
  rate...................          19%          53%       37%       40%          54%          66%             52%
Asset coverage++.........    $  3,415     $  3,430  $  3,550  $  3,131     $  3,736     $  3,844        $  3,682

------------------------

  +  Commencement of operations
 ++  Per $1,000 of bank loans outstanding
  *  Annualized
(1) Total investment return is calculated assuming a $10,000 purchase of common stock at the market price on the first day of each period reported and a sale at the market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for periods of less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

   The following information relates to the senior securities outstanding as of the end of the periods indicated. The Fund's only senior securities consist of a bank loan in the form of a revolving line of credit.

FOR THE                                      INVOLUNTARY                   WEIGHTED AVERAGE
YEARS ENDED    TOTAL AMOUNT  ASSET COVERAGE  LIQUIDATING  AVERAGE MARKET    NUMBER OF FUND
MAY 31,        OUTSTANDING      PER UNIT     PREFERENCE   VALUE PER UNIT  SHARES OUTSTANDING
-------        ------------  --------------  -----------  --------------  ------------------
2004           $ 88,250,000      $3,430          N/A           N/A             42,199,815
2003           $ 77,750,000      $3,550          N/A           N/A             41,127,472
2002           $ 94,250,000      $3,131          N/A           N/A             39,603,785
2001           $ 99,000,000      $3,736          N/A           N/A             38,245,114
2000           $109,000,000      $3,844          N/A           N/A             31,827,752
1999+          $145,000,000      $3,682          N/A           N/A             30,840,837

-------------------

  +  Reflects the period from June 26, 1998 through May 31, 1999.

                                   THE OFFER
TERMS OF THE OFFER

    The Fund is issuing to its Shareholders non-transferable Rights to subscribe for an aggregate of 14,398,803 Shares. The Fund may increase the number of Shares subject to subscription by up to 25% of the Shares, for an aggregate total of 17,998,504 Shares. Shareholders will receive one Right for each Share held as of the Record Date, rounded up to the nearest number of Rights evenly divisible by three. The Rights entitle a Shareholder to acquire, at the Subscription Price, one Share for each three Rights held. If you exercise all of the Rights issued to you, you may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription pursuant to the Over-Subscription Privilege.

                               SAMPLE CALCULATION

                  PRIMARY SUBSCRIPTION ENTITLEMENT (1-FOR-3)
-------------------------------------------------------------------------------
    NUMBER OF SHARES OWNED ON THE RECORD DATE     100
                                               ----------

 NUMBER OF RIGHTS ISSUED*     102       DIVIDED BY 3 =       34      NEW SHARES
                           ----------                    ----------
 * AUTOMATICALLY ROUNDED UP TO THE NEAREST NUMBER OF RIGHTS EVENLY DIVISIBLE BY
                                     THREE.

    Rights may be exercised at any time during the Subscription Period, which commences on January 31, 2005 and ends at 5:00 p.m., Eastern time, on February 28, 2005, unless extended by the Fund (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date").

    Fractional Shares will not be issued upon the exercise of Rights. In the case of Shares held of record by a broker-dealer, bank or other financial intermediary (each, a "Nominee"), the number of Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on February 23, 2005, a written representation of the number of Rights required for such rounding. Rounding will be applied on an account by account basis, therefore no aggregation of accounts will occur.

    The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.

    For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "Over-Subscription Privilege."

    The Subscription Price will be the greater of (i) the NAV per Share on February 28, 2005 (the "Expiration Date") or (ii) 95% of the volume weighted average share price of a Share on the New York Stock Exchange on the Expiration Date and the four preceding business days. Since the Expiration Date will be February 28, 2005 (unless the Fund extends the subscription period), Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

    The Rights will be evidenced by Exercise Forms which will be mailed to Shareholders. You may exercise your Rights by completing an Exercise Form and delivering it, together with payment by means of (i) a check or money order or
(ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The methods by which Rights may be exercised and Shares paid for are set forth below in "Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

    The Offer seeks to provide existing Shareholders with an opportunity to purchase additional Shares at a price below market value, while permitting the Fund to take advantage of additional investment opportunities and/or reposition the Fund's portfolio in a more efficient manner. For example, as provided below under "Increased Portfolio Management Efficiency," the additional capital resulting from the rights offering would permit the Fund to purchase newly issued securities and/or provide the ability to increase current holdings without the need to raise capital by selling certain other existing positions and thus possibly paying transaction costs to sell those securities. If the Fund continues to trade at a premium, it will provide the potential for an accretive rights offering, which means that the Offer could increase NAV per Share for existing Shareholders due to the fact that the Subscription Price will likely exceed the NAV per Share on the Expiration Date.

    The Board of Directors of the Fund (the "Board") has been advised by UBS Global AM that it believes Shareholders will benefit from the Offer. The Board was informed by UBS Global AM that high yield investment opportunities are available, and that Shareholders could realize benefits from increased investment in such securities. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of the Offer or the investment of the Offer's proceeds.

    In determining that the initiation of the Offer and the proposed terms of the Offer were in the best interest of Shareholders, UBS Global AM presented information to the Board on, and the Board considered, a variety of factors, including those set forth below. UBS Global AM informed the Board that it believed that the benefits of conducting the Offer mitigated the potential risks associated with the Offer, as described herein. The Board considered all of the materials presented to it by UBS Global AM, including the terms proposed by UBS Global AM, in recommending the Offer.

    OPPORTUNITY TO PURCHASE BELOW MARKET PRICE. The Offer affords existing Shareholders the opportunity to purchase additional Shares at a price that will be below market value at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Fund than they owned before the Offer. The Board of Directors took this into account in adopting the Subscription Price formula applicable to the Offer and selecting the ratio of Rights offered relative to the number of Shares held on the Record Date. See "Special Considerations and Risk Factors."

    POTENTIAL INCREASE IN NAV. If the Fund continues to trade at a premium, the Offer could increase the NAV of the Fund due to the fact that the discounted Subscription Price would likely exceed the NAV.

    ADDITIONAL DIVERSIFICATION. The proceeds of the Offer could allow for investment in additional new positions, further diversifying issuer-specific risk. Proceeds may also be used to either increase or maintain the percentage allocation to certain existing positions based on attractive fundamentals and relative valuation while allowing certain other positions to decrease in relative size.

    INCREASED PORTFOLIO MANAGEMENT EFFICIENCY. In order to take advantage of new investment opportunities without the Offer, the Fund would be required to sell a portion of its existing investments at a time when generally company balance sheets, and thus fundamentals, are continuing to strengthen. The Offer provides the Fund with the ability to both capitalize on new investment opportunities and maintain its investment in existing assets.

    POSSIBLE MARGINAL REDUCTION IN EXPENSE RATIO. The Board was advised by UBS Global AM that the Fund could potentially achieve additional economies of scale as a result of an increase in the Fund's total assets. UBS Global AM believes that the increase in assets from the Offer may marginally reduce the Fund's expenses as a percentage of average net assets per Share over time because fixed costs would be spread over a greater number of Shares. However, the savings from such reduction is expected to be marginal and may be offset by the expenses of the Offer at first.

    The Board also considered the proposed terms of the Offer. The Board's decisions regarding the terms of the Offer included deliberations on, among other things, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the pricing structure of the Offer, the anticipated impact of the Offer on market price, the expenses of the Offer and the potential risks associated with the terms of the Offer. UBS Global AM and the Board determined that the overall benefits of the terms mitigated the associated risks.

    Therefore, the Board has determined that it is in the best interests of the Fund to increase the assets of the Fund available for investment through the Offer, so that the Fund will be in a better position to more fully take advantage of available investment opportunities in a market environment believed by UBS Global AM to be conducive for high yield investing and to reposition the portfolio in a more efficient manner.

    UBS Global AM may also benefit from the Offer because its advisory fee is based on the Managed Assets of the Fund. See "Management of the Fund--Investment Advisor." It is not possible to state precisely the amount of additional compensation UBS Global AM might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, if the Offer is fully subscribed, it would add (net of offering expenses) approximately $84,452,938 to the net assets of the Fund. UBS Global AM also expects that it will leverage the additional assets from the Offer, adding approximately $25,335,881 to the assets of the Fund. These amounts combined, assuming no fluctuation due to changes in the market, would add $768,522 to UBS Global AM's annual compensation. The Fund's Managed Assets could increase further if the Shares subject to the Over-Subscription Privilege considered by the Board were to be issued and the proceeds leveraged by the Fund.

    The Board considered the possibility of a decline in the market price of Shares of the Fund. The Board was advised by UBS Global AM that if market conditions were to become less favorable, the Investment Advisor may desire to reevaluate the Offer. UBS Global AM indicated to the Board that, should the Fund begin to trade at a significant discount to NAV, it would re-examine the Offer and may consider recommending cancellation of the Offer or a change in the terms of the Offer.

    The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. In such event, the Fund will notify Shareholders and permit Exercising Shareholders to cancel exercise of their Rights.

    The Fund may, in the future, choose to make additional rights offerings for a number of Shares and on terms that may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended ("Securities Act"). The Fund does not intend to conduct rights offerings on a routine basis.

    There can be no assurance that the Fund or its Shareholders will achieve any of the foregoing objectives or benefits through the Offer.

OVER-SUBSCRIPTION PRIVILEGE

    If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, such Shares which have not been subscribed for will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders who exercise all the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. The Over-Subscription Privilege may result in additional dilution of a Shareholder's ownership percentage and voting rights.

    The method by which Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege to the extent that the maximum number of shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. In addition, the Fund may issue up to an additional 25% of Shares to honor over-subscription requests. If these Shares ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any Shareholder being allocated a greater number of Excess Shares than the Shareholder subscribed for pursuant to the exercise of such Shareholder's Over-Subscription Privilege, then such Shareholder will be allocated only such number of Excess Shares as such Shareholder subscribed for and the remaining Excess Shares will be allocated among all other Shareholders exercising Over-Subscription Privileges. The formula to be used in allocating Excess Shares is as follows:

   Shareholder's Record Date Position     X  Excess Shares Remaining
----------------------------------------
     Total Record Date Position by
          All Over-Subscribers

THE SUBSCRIPTION PRICE

    The Subscription Price per Share will be the greater of (i) the NAV per Share on February 28, 2005 (the "Expiration Date") or (ii) 95% of the volume weighted average share price of a Share on the New York Stock Exchange on the Expiration Date and the four preceding business days.

    The Fund announced the Offer after the close of trading on the NYSE on November 10, 2004. The NAV at the close of business on November 10, 2004 and January 31, 2005 was $5.30 and $5.34, respectively, and the last reported share price of a Share on the NYSE on those dates was $6.15 and $5.90, respectively. Since the Offer expires before the actual Subscription Price is determined, Shareholders who decide to acquire Shares on the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price for such Shares when they make such decision. Information about the Fund's NAV may be obtained by calling 800-780 7438.

EXPIRATION OF THE OFFER

    Rights will expire at 5:00 p.m., Eastern time, on the Expiration Date and thereafter may not be exercised, unless the Offer is extended.

    Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Business Wire or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

    The Subscription Agent is Colbent Corporation, 161 Bay State Drive, Braintree, Massachusetts 02184, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $35,000, which includes reimbursement for all out-of-pocket expenses related to the Offer. Shareholder questions or inquiries should be directed to Colbent Corporation, P.O. Box 859208, Braintree, Massachusetts 02185-9208. SIGNED EXERCISE FORMS SHOULD BE SENT TO COLBENT CORPORATION, by one of the methods described below:

SUBSCRIPTION CERTIFICATE DELIVERY METHOD                                 ADDRESS
----------------------------------------            --------------------------------------------------
By First Class Mail                                 Colbent Corporation
                                                    P.O. Box 859208
                                                    Braintree, MA 02185-9208

By Overnight Courier, Express Mail or By Hand       Colbent Corporation
                                                    161 Bay State Drive
                                                    Braintree, MA 02184

By Broker-Dealer or other Nominee                   Shareholders whose Shares are held in a brokerage,
  (Notice of Guaranteed Delivery)                   bank or trust account may contact their broker or
                                                    other nominee and instruct them to submit a Notice
                                                    of Guaranteed Delivery and Payment on their
                                                    behalf.

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID
                                   DELIVERY.

INFORMATION AGENT

    Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                             The Altman Group, Inc.
                            1275 Valley Brook Avenue
                          Lyndhurst, New Jersey 07071

                            Toll Free: 800-780 7438

    You may also contact your bank, broker or other nominee for information with respect to the Offer.

    The Information Agent will receive a fee estimated to be approximately $31,000, which includes reimbursement for all out-of-pocket expenses related to its services as Information Agent.

EXERCISE OF RIGHTS

    Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Exercise Forms and related payments must be received by the Subscription Agent before 5:00 p.m., Eastern time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder." Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.

    Shareholders for whom there is not a current address ("stop mail" accounts) will not be mailed this Prospectus or other subscription materials. Shareholders whose record addresses on the Record Date are outside of the United States will not be mailed Exercise Forms. See "Restriction on Foreign Shareholders."

    EXERCISING SHAREHOLDERS WHO ARE RECORD OWNERS. Exercising Shareholders may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

    INVESTORS WHOSE SHARES ARE HELD BY A BROKER-DEALER OR OTHER
NOMINEE. Exercising Shareholders whose Shares are held by a nominee such as a broker-dealer, bank or trust company must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

    NOMINEES. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

    All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of Exercise Forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Fund shall determine unless waived. Neither the Fund nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

    You may exercise your Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

(1) DELIVER EXERCISE FORM AND PAYMENT TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

    Exercising Shareholders may deliver to the Subscription Agent at any of the offices set forth above under "Subscription Agent" (i) a completed and executed Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered Shares based on the Estimated Subscription Price of $5.90 per Share, both no later than 5:00 p.m., Eastern time, on the Expiration Date.

    The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares.

    A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN US DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, (2) MUST BE PAYABLE TO "MANAGED HIGH YIELD PLUS FUND INC." AND (3) MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH SUBSCRIPTION TO BE ACCEPTED. THIRD (OR MULTIPLE) PARTY CHECKS WILL NOT BE ACCEPTED.

(2) CONTACT YOUR BROKER, BANK OR FUND COMPANY TO DELIVER NOTICE OF GUARANTEED DELIVERY TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

    Exercising Shareholders may request a NYSE or National Association of Securities Dealers, Inc. member, bank or trust company (each a "nominee") to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by March 3, 2005. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form is received by the Subscription Agent by the close of business on March 3, 2005 and full payment for the Shares is received by it by the close of business on March 3, 2005.

    On March 7, 2005 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing
(i) the number of Shares acquired pursuant to the Primary Subscription,
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,

(iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the Fund or any excess to be refunded by the Fund to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent by March 10, 2005 (the "Final Payment Date"). Any excess payment to be refunded by the Fund to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date. In the case of any Shareholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Shareholder must be received by the Subscription Agent by the close of business on March 10, 2005. Any excess payment to be refunded by the Fund to a Shareholder will be mailed by the Subscription Agent to such Shareholder as promptly as possible within ten
(10) business days after the Confirmation Date. All payments by a Shareholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to "MANAGED HIGH YIELD PLUS FUND INC."

    WHICHEVER OF THE METHODS OF PAYMENT DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL RECEIPT OF THE PURCHASE PRICE BY THE FUND.

    If an Exercising Shareholder does not make payment of any additional amounts due by March 10, 2005, the Fund reserves the right to take any or all of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or
(iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

    AN EXERCISING SHAREHOLDER WILL NOT HAVE THE RIGHT TO CANCEL THE EXERCISE OF RIGHTS OR RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK OR MONEY ORDER, EXCEPT AS DESCRIBED UNDER "THE OFFER--NOTICE OF NAV DECLINE OR INCREASE."

    The risk of delivery of Exercise Forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Fund, the Subscription Agent or the Information Agent. If the mail is used to exercise Rights, it is recommended that such Exercise Forms and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment before 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Fund, not be accepted if not cleared before the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier's check.

NOTICE OF NAV DECLINE OR INCREASE

    The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. In such event, the Fund will notify Shareholders of any such decline or increase and permit Exercising Shareholders to cancel exercise of their Rights.

DELIVERY OF SHARE CERTIFICATES

    Registered Shareholders who are participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares that they acquire pursuant to the Offer credited to their Shareholder dividend reinvestment accounts in the Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, certificates for all Shares acquired pursuant to the Offer will be mailed after payment for all the Shares subscribed for has cleared, which clearance may take up to 15 days from the date of receipt of the payment.

EMPLOYEE PLAN CONSIDERATIONS

    Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), and plans that are subject to Code Section 4975, such as profit sharing/retirement plans for self-employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to Retirement Plans (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions and may be subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of
Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, such as a reallocation from another investment option or other liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel before such exercise.

    Retirement Plans and other tax exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used will be treated as a distribution to the IRA depositor.

    ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

    The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. It is based upon the Code, US Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder because of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her. Each Shareholder should also review the discussion of certain tax considerations affecting the Fund and Shareholders set forth under "Taxation" below.

    For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income (or loss) to those Shareholders, and no gain or loss will be realized if the Rights expire without exercise.

    A Shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price per Share. The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses
(i) and (ii) is applicable, then if the Right is exercised, the Exercising Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution. A Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the Share was held at the time of sale for more than one year.

    The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. You should consult your own tax advisor concerning the tax consequences of this transaction.

SPECIAL CONSIDERATIONS

    Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights. The Fund cannot determine the extent of this dilution at this time because it does not know what proportion of the Fund's Shares will be purchased as a result of the Offer.

    Shareholders may experience dilution in their holdings because they will indirectly bear the expenses of the Offer. Further, Shareholders that do not submit subscription requests pursuant to the Over-Subscription Privilege may also experience dilution in their holdings if the Fund offers additional Shares for subscription. As of January 31, 2005, the Fund's Shares traded at a 10.5% premium above NAV. Although some rights offerings may also experience NAV dilution, if the Fund's Shares trade at a premium above NAV as of the Expiration Date, the Fund estimates that such dilution, if any, would be minimal. See "Special Considerations and Risk Factors -- Dilution; Effect of Non-Participation in the Offer." Except as described in this Prospectus, you will have no right to rescind your subscription requests after receipt of your payment for Shares by the Subscription Agent.

RESTRICTION ON FOREIGN SHAREHOLDERS

    Shareholders on the Record Date whose record addresses are outside the United States will receive written notice of the Offer; however, Exercise Forms will not be mailed to such Shareholders. The Rights to which those Exercise Forms relate will be held by the Subscription Agent for such foreign Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent."

                                USE OF PROCEEDS

    Assuming all Shares offered hereby are sold at an estimated Subscription Price (the "Estimated Subscription Price") of $5.90 per Share, the net proceeds of the Offer will be approximately $84,452,938, after deducting expenses payable by the Fund estimated at approximately $500,000. The net proceeds of the Offer will be invested in accordance with the Fund's investment objectives and policies. See "Investment Objectives and Policies." UBS Global AM anticipates that investment of the net proceeds will take approximately one month (but in no event later than three months from the date of this Prospectus) from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be held in obligations of the US Government, its agencies or instrumentalities, or highly rated money market instruments.

                                    THE FUND

    The Fund is a diversified, closed-end management investment company and has registered under the Investment Company Act of 1940 ("1940 Act"). The Fund was incorporated under the laws of the State of Maryland on April 24, 1998 and commenced operations on June 26, 1998. As of January 31, 2005, the Fund had 43,196,408 Shares of common stock issued and outstanding. As of January 31, 2005, the Fund's total assets were $333,949,512.

    The Fund's common stock is traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "HYF." The Fund's principal office is located at 51 West 52nd Street, New York, New York 10019-6114, and its telephone number is 212-882 5000.

                          DESCRIPTION OF CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock, $.001 par value. The Board of Directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The information contained under this heading is subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

    There were 43,196,408 Shares outstanding as of the Record Date. Assuming that all Rights are exercised an additional 14,398,803 Shares will be issued. The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions.

    As of January 24, 2005, to the best of the Fund's knowledge, there was no person who controlled the Fund.

SHARE PRICE AND NAV

    The Fund's Shares are publicly held and have been listed and are trading on the NYSE. The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV, the percentage premium or discount at such closing prices, and the number of Shares traded. The NAV as of the close of business on January 31, 2005 was $5.34 and the last reported sales price of a Share that day was $5.90, representing a 10.5% premium to NAV.

                            MARKET   CORRESPONDING                  MARKET   CORRESPONDING
                           PRICE(1)    NET ASSET      PREMIUM/     PRICE(1)    NET ASSET      PREMIUM/        TRADING
QUARTER ENDING               HIGH      VALUE(2)     (DISCOUNT)(2)    LOW       VALUE(2)     (DISCOUNT)(2)     VOLUME
--------------             --------  -------------  -------------  --------  -------------  -------------  -------------
Fiscal 2003
  Aug. 31................    $5.61       $4.98            12.65%     $3.76       $4.23           (11.11)%    5,952,300
  Nov. 30................     4.64        4.33             7.16       3.87        3.99            (3.01)     4,080,000
  Feb. 28................     4.69        4.47             4.92       4.17        4.29            (2.80)     5,385,000
  May 31.................     5.12        4.67             9.64       4.72        4.41             7.03      4,897,300
Fiscal 2004
  Aug. 31................     5.23        4.96             5.44       4.55        4.82            (5.60)     4,100,100
  Nov. 30................     5.44        5.06             7.51       4.90        4.95            (1.01)     3,132,800
  Feb. 28................     6.00        5.29            13.42       5.35        5.04             6.15      4,941,100
  May 31.................     5.82        5.18            12.36       4.87        5.04            (3.37)     4,615,600
Fiscal 2005
  Aug. 31................     5.78        5.13            12.67       5.27        5.09             3.54      3,904,500
  Nov. 30................     6.29        5.32            18.23       5.78        5.15            12.23      4,553,100

-------------------

(1)  As reported by the NYSE.
(2) Based on the Fund's computations, on the day that the high or low market price was recorded.

    Shares of the Fund have traded at both a premium to NAV and a discount to NAV. There can be no assurance that Shares will trade at premium to NAV in the future. Certain features of and steps taken by the Fund may have tended to reduce the discount from net asset value at which its Shares might otherwise have traded, although the Fund is not able to determine what effect, if any, these various features and steps may have had.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Fund's primary investment objective is to seek high income. Its secondary investment objective is to seek capital appreciation. The Fund seeks to achieve these objectives by investing primarily in a professionally managed, diversified portfolio of lower-rated, higher risk, income-producing debt and related equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities that are rated below investment grade or considered to be of comparable quality. These investments include: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's"), lower than a BBB rating by Standard and Poor's ("S&P") or comparably rated by another nationally recognized rating agency ("Rating Agency")) or that are unrated and that the Fund's Investment Advisor, UBS Global Asset Management (US) Inc. ("UBS Global AM"), has determined to be of comparable quality; and
(ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are a part of a unit including, such debt securities.

    The Fund will interpret its 80% policy as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." The Fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the Fund's Board without shareholder approval. However, the Fund has also adopted a policy to provide its Shareholders with at least 60 days' prior written notice of any change to this 80% policy.

    The Fund seeks to achieve its secondary objective of seeking capital appreciation by investing in debt or equity securities that UBS Global AM expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit ratings, or as a result of declines in long-term interest rates. By seeking to achieve both of its investment objectives, the Fund seeks to obtain high income plus capital appreciation for its Shareholders.

    Lower-rated securities (commonly known as "junk bonds") are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. The determination of whether a security is in a particular rating category, and whether the above percentage limitations are met, will be made at the time of investment and will be based on of the highest rating assigned by any Rating Agency.

    In certain market conditions, UBS Global AM may determine that securities rated investment grade (I.E., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital appreciation with only a relatively small reduction in yield. However, in such conditions, the Fund will still invest at least 80% of its net assets as noted above.

    UBS Global AM believes that the lower-rated securities markets offer opportunities for active management to increase portfolio value. In selecting investments for the Fund, UBS Global AM relies on the expertise of the Fund's portfolio manager, as well as her team of analysts. The investment process incorporates three key steps: industry selection, company selection and security selection. Industry selection consists of an analysis of economic factors, industry dynamics and yield spreads to determine which sectors of the market are the most attractive for investment. Company selection combines financial forecasting models with fundamental credit analysis to determine which companies are the most attractive investment candidates. Consulting third party research and conducting company visits are also key components in this selection process. Security selection is based on fundamental outlook and relative value within an industry and an issuer's capital structure. UBS Global AM's portfolio management team also utilizes a disciplined sell strategy under which a security will be sold when the income or total return potential declines relative to its risk level, or when the security becomes overvalued relative to its fundamental outlook.

    The Fund also may invest up to 20% of its net assets in investment grade debt securities of private and government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who UBS Global AM determines to be of comparable quality), money market instruments and municipal obligations.

    Up to 35% of the Fund's total assets may be invested in securities of foreign issuers, including issuers in emerging market countries. However, the Fund may not invest more than 15% of its total assets in securities that are denominated in currencies other than the US dollar. Up to 15% of the Fund's total assets may be invested in securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The Fund may purchase these securities if UBS Global AM believes that they have a potential for capital appreciation.

    The Fund is designed for investors who are willing to assume additional risk in return for the potential for high income and, secondarily, capital appreciation. An investment in the Fund may be speculative in that it involves a high degree of risk and is not intended to serve as a complete investment program. There is no assurance that the Fund will achieve its investment objectives. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund.

PORTFOLIO SECURITIES

    The following summarizes some of the characteristics of the principal securities in which the Fund may invest. See the Statement of Additional Information for more information.

    DEBT OBLIGATIONS; LOWER-RATED SECURITIES. The lower-rated securities in which the Fund invests are debt obligations, including bonds, debentures, notes, corporate loans and similar instruments and securities, and are generally unsecured. Mortgage and asset-backed securities are types of debt obligations, and income-producing, non-convertible preferred stocks may be treated as debt obligations for the Fund's investment purposes. Debt obligations are used by private and public issuers to borrow money from investors. The issuer pays the investor a fixed, floating or variable rate of interest and normally must repay the amount borrowed on or before maturity. Debt obligations are subject to varying degrees of risk of loss, and the prices (E.G., market values) of debt obligations fluctuate to varying degrees in response to changes in market interest rates.

    Investments in lower-rated securities are subject to a greater price volatility and a greater risk of loss than higher rated investments and are considered by the Rating Agencies to be predominantly speculative, with limited protection of interest and principal payments. The lower-rated securities in which the Fund may invest include securities that are in default or that face the risk of default with respect to payments of principal or interest. Lower-rated securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities are subject to higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to negative publicity or investor perceptions. During periods of economic downturn, issuers of lower-rated income securities, especially highly leveraged issuers, may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and they may be unable to repay debt at maturity by refinancing. The risk of loss due to payment defaults by these issuers is significantly greater because lower-rated securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. See "Special Considerations and Risk Factors--Certain Risks Associated with Investments in Lower-rated Securities."

    UBS Global AM believes that the lower-rated securities market offers opportunities to investors who are willing to bear the greater risks of lower-rated securities. In selecting investments for the Fund, UBS Global AM seeks to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. UBS Global AM's analysis may include consideration of general industry trends, the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, the issuer's responsiveness to changes in business conditions and interest rates, and other terms and conditions. UBS Global AM may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. UBS Global AM regularly assesses both the return potential and the degree of risk presented by the Fund's portfolio investments in order to determine whether to hold or to dispose of those investments.

    EQUITY SECURITIES. The equity securities in which the Fund may invest include common and preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks represent an ownership interest in a company. Preferred stock has certain fixed income features, like debt securities, but is actually equity in a company. The prices of equity securities generally fluctuate more than debt securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company.

    Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

    ORIGINAL ISSUE DISCOUNT, ZERO COUPON AND PAYMENT IN KIND SECURITIES. The Fund may invest in discount securities, including zero coupon securities, other securities issued with OID and PIK securities.

    Zero coupon securities pay no interest to holders prior to maturity. When a zero coupon security is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. PIK securities may pay interest either in cash or in the form of additional securities. OID securities may provide for some interest to be paid prior to maturity. Because the Fund must include the return on zero coupon, OID and PIK securities as taxable income, the Fund considers these securities to be income-producing for purposes of computing whether at least 80% of the Fund's net assets are invested in high yield debt securities that are rated below investment grade.

    CORPORATE LOANS. The Fund may invest in loans extended to corporate borrowers by commercial banks and other financial institutions ("Corporate Loans"). As in the case of other lower-rated securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities, but they may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between Corporate Loans and other lower-rated securities. Corporate Loan obligations are frequently secured by collateral pledged by the borrower, and investors in Corporate Loans frequently benefit from debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment (at least with respect to the collateral) over other creditors of the borrower in the event of its insolvency. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full or that the holders of such Corporate Loans will not experience delays in receiving payment. Corporate Loans generally bear interest at variable rates that are set at a specified "spread" above a base lending rate, such as the prime rate of a US bank, which may fluctuate on a day to day basis, or above an established index, such as the London Interbank Offered Rate ("LIBOR"), which is adjusted at set intervals (typically 30 days, but generally not more than one year). Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate less in response to changes in market interest rates than would fixed-rate securities. However, the secondary market for Corporate Loans is not as well developed as the secondary market for other lower-rated securities, and reliable valuation information about Corporate Loans may be harder to obtain. Therefore, the Fund may have difficulty liquidating and valuing Corporate Loans that it holds.

    Generally, Corporate Loans are originated through a lending syndicate in which a bank acts as an administrative agent on behalf of the other lenders to negotiate the loan terms and assumes certain loan servicing responsibilities. The Fund's investments in Corporate Loans normally are through assignments of or participations in all or a portion of another lender's interest in a Corporate Loan. Participations typically result in the Fund having a contractual relationship only with the lender, not with the borrower. In a participation, the Fund would be entitled to receive agreed upon portions of payments of principal, interest and any loan fees by the lender only when and if those payments are received. Also, the Fund might not directly benefit from any collateral supporting the Corporate Loan. As a result, the Fund would assume the credit risk of both the borrower and the lender that sold the participation. If the lender becomes insolvent, the Fund might be treated as a general creditor of the lender and might not benefit from any set off between the lender and the borrower. In an assignment, the Fund would be entitled to receive payments directly from the borrower and, therefore, would not depend on the assigning lender to pass those payments on to the Fund. However, in an assignment, the Fund may have greater direct responsibilities with respect to collection of principal and interest and the enforcement of its rights.

    MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage- and asset-backed securities are debt or pass-through securities that are backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. US government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae (also know as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. While these government-sponsored enterprises are chartered or sponsored by Acts of Congress, securities issued by such government-sponsored enterprises are neither insured nor guaranteed by the US government. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. New types of mortgage- and asset-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund may invest in those new types of mortgage- and asset-backed securities that UBS Global AM believes may assist in achieving its investment objectives. Similarly, the Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

    Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks, and evaluating them requires special knowledge.

    When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

    Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

    For additional information, see "Additional Information About Investment Policies; Investment Limitations and Restrictions--Special Characteristics of Mortgage- and Asset-Backed Securities" in the SAI.

TEMPORARY AND DEFENSIVE STRATEGIES

    The Fund may implement various temporary or defensive strategies at times when UBS Global AM determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its Shareholders. When unusual market or economic conditions occur, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash. These strategies may include an increase in the portion of the Fund's assets invested in higher quality debt securities, which generally have lower yields than do lower-rated securities. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. In addition to its authority to use leverage up to an amount equal to 33 1/3% (including the amount of leverage), the Fund may borrow money for temporary or emergency purposes (E.G., settlement and clearance of securities transactions and payments of dividends to common or any preferred shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (not including the amount borrowed for this purpose).

                           OTHER INVESTMENT PRACTICES

    The Fund may engage in the following additional investment practices, each of which may involve certain special risks.

LEVERAGE

    The Fund uses leverage through bank borrowings and may also do so using other transactions involving indebtedness. The Fund may use leverage through the issuance of preferred stock, but has not yet done so. The Fund may use leverage up to 33 1/3% of its total assets (in each case including the amount obtained through leverage). The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to Shareholders than the Fund could obtain over time without leverage. The Fund also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of Fund securities, and the payment of dividends to common or any preferred shareholders. The Fund may borrow from affiliates of UBS Global AM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

    The Fund may borrow through reverse repurchase transactions or engage in dollar rolls. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase them on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. In a dollar roll, the Fund sells mortgage-backed or other securities for delivery on the next regular settlement date and, simultaneously, contracts to purchase substantially identical securities for delivery on a later settlement date.

    Leverage creates an opportunity for increased income and capital appreciation for the Shareholders, but at the same time, it creates special risks. Leverage is a speculative technique in that it will increase the Fund's exposure to capital risk. Successful use of leverage depends on UBS Global AM's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

    The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Fund can earn on the longer term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the Shareholders would benefit from an incremental return. However, if the differential between the return on the Fund's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Fund's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Shares.

    To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. Nevertheless, UBS Global AM may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Management of the Fund," the investment advisory and administrative fee payable to UBS Global AM during periods in which the Fund is using leverage will be higher than when it is not doing so because the fee is calculated as a percentage of Managed Assets, which include assets purchased with leverage. As a result, UBS Global AM has a financial incentive to leverage the Fund, which may create a conflict of interest between UBS Globlal AM and the best interests of the Fund's shareholders. UBS Global AM expects to leverage the additional assets generated from the Offer. Thus, the investment advisory and administrative fee paid to UBS Global AM will increase as a result of the proceeds of the Offer, as well as an increase in leverage.

    Assuming leverage by borrowings in the amount of approximately 30% of the Fund's total assets (including the amount borrowed), and an annual interest rate of 2.70% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover those interest payments would be 0.81%.

    The following table is designed to illustrate the effect on the return to a Shareholder of the leverage obtained by borrowings in the amount of approximately 30% of the Fund's total assets, assuming hypothetical annual returns (net of expenses) of the Fund's portfolio of minus 10% to plus 10%. As the table shows, the leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return
  (net of expenses)......     (10)%    (5)%     0%    5%    10%

Corresponding Share
  Return.................  (15.44)% (8.30)% (1.16)% 5.99% 13.13%

    The Fund's willingness to use leverage and the extent to which it uses it at any time will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

    For further information about leveraging, see "Special Considerations and Risk Factors--Leverage."

FORWARD COMMITMENTS

    The Fund may make contracts to purchase securities for a fixed price at a future date beyond the customary settlement time ("forward commitments") without its doing so being considered leverage if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities that it owns. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring portfolio securities, the Fund may dispose of a commitment prior to settlement if UBS Global AM deems it appropriate to do so. The Fund may realize short-term capital gains or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the seller at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities.

    Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund enters into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors.

ILLIQUID SECURITIES

    Some or all of the securities in which the Fund invests may be illiquid when purchased or, subsequently, may become illiquid. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those that UBS Global AM has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. To the extent the Fund invests in illiquid securities, the Fund may not be able to readily liquidate those investments and may have to sell other investments or borrow or raise cash to meet its obligations.

    In making day-to-day determinations of liquidity pursuant to guidelines approved by the Fund's Board, UBS Global AM takes into account a number of factors, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). UBS Global AM monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Directors.

HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

    The Fund may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions and may use options (both exchange traded and OTC), futures contracts, options on futures contracts and forward currency contracts to attempt to enhance income or to realize gains. The Fund's ability to use these derivative instruments may be limited by market conditions, regulatory limits and tax considerations. The SAI contains further information on these derivative instruments.

    The Fund may enter into forward currency contracts, buy and sell foreign currency, debt and equity security index and interest rate futures contracts, write covered put and call options and buy and sell put and call options on securities, debt and equity security indices, foreign currencies and such futures contracts. The Fund may enter into options, futures, forward currency contracts and swap transactions that approximate (but do not exceed) the full value of its portfolio, at which point up to 100% of the Fund's portfolio assets would be subject to the risks associated with the use of these instruments.

    The Fund may enter into swap transactions, including interest rate swaps and interest rate caps, floors and collars, for hedging or other risk management purposes. For example, the Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund enters into swap transactions only with banks and recognized securities dealers or their respective affiliates that are believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors.

    The Fund might not employ any of the derivative instruments or strategies described above, and there can be no assurance that any derivative instrument or strategy used will succeed. If UBS Global AM incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors in utilizing a derivative instrument for the Fund, the Fund might have been in a better position had it not hedged at all. The use of derivative instruments and strategies involves certain special risks, including (1) the fact that skills needed to use derivative instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of these derivative instruments and price movements of the investments being hedged, (3) the fact that, while derivative instruments and strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with derivative instruments and the possible inability of the Fund to close out or to liquidate its hedged position.

    An unsuccessful investment in derivatives can aggravate potential losses the Fund sought to minimize through the use of the derivative instrument or eliminate gains the Fund might have achieved without the hedge. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative instrument. Moreover, if the price of the derivative instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

    New financial products and risk management techniques continue to be developed. The Fund may use these new products and techniques to the extent consistent with its investment objectives and with regulatory and federal tax considerations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase debt securities on a "when-issued" basis or may purchase or sell debt securities on a "delayed delivery" basis, I.E., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities, marked-to-market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

LENDING OF PORTFOLIO SECURITIES

    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund's portfolio securities must maintain acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The Fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or a placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

    Although the Fund's Board of Directors has approved the Fund's participation in a securities lending program, the Fund does not currently participate in any securities lending activities. Pursuant to procedures adopted by the Fund's Board of Directors governing the Fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for the Fund. As lending agent, UBS Securities would administer the Fund's securities lending program. The Board has also authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. As part of its services as lending agent, UBS Securities would be permitted to, on behalf of the Fund, invest cash collateral received by the Fund for securities loans. The Board would periodically review the portfolio securities loan transactions for which UBS Securities acts as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the Fund's securities lending program.

BORROWINGS

    The Fund has a $150 million committed credit facility (the "Facility"). Under the terms of the Facility, the Fund borrows at the London Interbank Offered Rate ("LIBOR") plus facility and administration fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund pledged assets in the amount of $252,459,107 on May 31, 2004 as collateral for the bank loan.

    For the fiscal year ended May 31, 2004, the Fund borrowed a daily average balance of $85,131,148 at a weighted average borrowing cost of approximately 1.64%.

PORTFOLIO TURNOVER

    The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when UBS Global AM deems portfolio changes appropriate. Higher portfolio turnover (100% or more) will result in higher Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities and may result in more short-term capital gains. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

    An investment in the Shares of the Fund involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information of the risks that may be associated with an investment in the Fund, see "Additional Information About Investment Policies; Investment Limitations and Restrictions" in the SAI.

    DILUTION; EFFECT OF NON-PARTICIPATION IN THE OFFER. As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege, will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. Although some rights offerings may also experience NAV dilution, if the Fund's Shares trade at a premium above NAV, the Fund estimates that such dilution, if any, would be minimal. Since June 26, 1998 (commencement of operations), Shares of the Fund have traded at various times at, above and below the NAV.

    YIELD DILUTION. It is possible that the Offer could result in dilution of the Fund's gross yield. Dilution of the Fund's gross yield could occur if the proceeds of the Offer are invested in securities that provide a yield below current portfolio yield. It is anticipated that modest yield dilution may occur based on current market conditions.

    SHARE PRICE VOLATILITY. Volatility in the market price of Shares may increase during the rights offering period. The Offer may result in some Shareholders selling their Shares, which would exert downward price pressure on price of Shares, while others wishing to participate in the Offer may buy Shares, having the opposite impact.

    UNDER-SUBSCRIPTION. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the ratios and the net proceeds of the Offer.

    MARKET PRICE AND NAV OF SHARES. Although the Shares have traded at a premium to their NAV for 102 out of 106 weeks since January 2003, shares of closed-end investment companies such as the Fund frequently trade at a discount to their net asset values. The last time the Shares traded at a discount was in September 2003. Whether an investor will realize gains or losses upon the sale of Shares will not depend directly upon changes in the Fund's net asset value, but will depend upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. The market price of Shares is determined by such factors as relative demand for and supply of Shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. Accordingly, the Shares are designed primarily for long-term investors. Investors in the Shares should not view the Fund as a vehicle for trading purposes. Since its initial public offering, Shares have traded at various times at both a discount and a premium to NAV. The risk that the Shares may trade at a discount to NAV may be greater for investors expecting to sell their Shares in a relatively short period of time. Since the inception of the Fund in June 1998, the longest consecutive period during which the Shares of the Fund traded at discount to NAV was 238 days and the longest consecutive period during which Shares of the Fund traded at a premium to NAV was approximately one year and five months. The Fund cannot predict whether the Shares will trade in the future at, above or below NAV.

    CERTAIN RISKS ASSOCIATED WITH INVESTMENTS IN LOWER-RATED
SECURITIES. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund. Most of the securities in which the Fund invests are below investment grade quality. There is a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuers of these securities to make payments of interest and principal. The inability (or perceived inability) of these issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell the securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may at times find it more difficult to establish the fair market value of such securities.

    The Fund may invest in securities that are rated Ca or lower by Moody's, CC or lower by S&P, comparably rated by another Rating Agency or, if unrated, are determined to be of equivalent quality by UBS Global AM. The Fund also may invest up to 15% of its total assets in securities that are rated as low as D by S&P, which are securities in payment default. Moody's and S&P's descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix. Investment in these securities is extremely speculative and involves significant risk. These securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary investment objective of capital appreciation through investment in these securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

    The Fund will also be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by securities of bankrupt issuers will eventually be satisfied (E.G., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving these securities or a payment of some amount in satisfaction of the obligation). If the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the issuer of these securities, the Fund may be restricted from disposing of the securities that it holds until the exchange offer or reorganization is completed. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to the securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.

    Securities ratings are based largely on the issuer's historical financial condition and the Rating Agencies' analysis at the time of rating. Securities ratings are not a guarantee of quality and may be lowered after the Fund has acquired the security. Also, Rating Agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The rating assigned to a security by a Rating Agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

    Changes in a Rating Agency's rating of any income security or in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below the rating at the time of purchase, although UBS Global AM will monitor all investments to determine whether continued investment is consistent with the Fund's investment objectives. Because of the greater number of investment considerations involved in investing in lower-rated income securities, the achievement of the Fund's investment objectives will depend more on UBS Global AM's analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

    The values of lower-rated income securities, like those of other income securities, generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. These fluctuations can be expected to be greater for investments in income securities with longer maturities than for investments in income securities with shorter maturities. The secondary market prices of lower-rated securities are often affected to a lesser extent by changes in interest rates and to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their respective industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.

    In order for the Fund to enforce its rights in the event of a default on lower-rated securities, the Fund may be required to take possession of and manage collateral securing the issuer's obligations. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Fund may be required to participate in a restructuring of the obligation.

    Some or all of the securities in which the Fund invests may, when purchased, be illiquid or may subsequently become illiquid. In many cases, lower-rated income securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under the securities laws. It may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. Like higher-rated income securities, lower-rated income securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower-rated income securities market, and that market may be less liquid than the market for higher-rated income securities, even under normal economic conditions. As a result, during periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities that are appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower-rated securities market and may cause the prices that the

Fund receives for its lower-rated income securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market.

    Although UBS Global AM attempts to minimize the speculative risks associated with investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

    LEVERAGE. Borrowings or other transactions involving Fund indebtedness (other than for temporary or emergency purposes) and any preferred stock issued by the Fund all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to Shareholders, but it is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and capital appreciation, if any, on assets acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish the Fund's investment performance. Successful use of leverage depends on UBS Global AM's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

    Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the assets purchased with the proceeds of the leverage. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of debt securities or preferred stock by the Fund would involve offering expenses and other costs, including dividends or interest payments, which would be borne by the Shareholders.

    Under the 1940 Act, the Fund is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Fund has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Fund may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Fund also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on the Shares, or purchase any of the Shares (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or Share purchase price, as the case may be.

    The 1940 Act imposes a similar 200% asset coverage requirement with respect to any preferred stock that the Fund may issue. Immediately after any such issuance, the Fund's total assets (including the proceeds of the preferred stock and of any indebtedness constituting senior securities) must be at least equal to 200% of the liquidation value of the outstanding preferred stock (I.E., such liquidation value may not exceed 50% of the Fund's total assets, including the proceeds of the preferred stock and any outstanding indebtedness constituting senior securities). Following the issuance of preferred stock, the Fund would not be permitted to declare any cash dividend or other distribution on the Shares or purchase any of the Shares (through tender offers or otherwise), unless it would satisfy this 200% asset coverage after deducting the amount of the dividend, other distribution, or Share purchase price, as the case may be. If the Fund were to have senior securities in the form of both indebtedness and preferred stock outstanding at the same time, it would be subject to the 300% asset coverage requirement with respect to the amount of the indebtedness and the 200% asset coverage requirement with respect to the preferred stock. Under the 1940 Act, holders of any outstanding preferred stock, voting separately as a single class, must be entitled to elect at least two members of the Fund's Board of Directors. Also, under certain circumstances, the holders of any senior securities that are in default may be entitled to elect a majority of the Board.

    The terms of any borrowing, other Fund indebtedness or preferred stock issued by the Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms also may impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies. The Fund also might be further limited in any of these respects by guidelines established by any Rating Agencies that issue ratings for debt securities or preferred stock issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund's ability to pay dividends or make other distributions could impair its ability to maintain its qualification as a regulated investment company for federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred stock to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the Rating Agency guidelines will impede UBS Global AM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. For additional information about leverage, see "Other Investment Practices--Leverage."

    FOREIGN INVESTMENTS. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which US and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable US issuers. The costs attributable to foreign investing that the Fund must bear frequently are also higher than those attributable to domestic investing. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.

    In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

    Investments in foreign government obligations involve special risks. The issuer of the obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to pay interest and repay principal when due in accordance with the terms of the obligation, and the Fund may have limited legal recourse in the event of a default. Political considerations, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable importance.

    The foregoing risks may be more acute with respect to the Fund's investments in emerging market countries. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or non-existent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

    Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of the Fund's foreign investments. The Fund's Share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation or other political or economic developments inside and outside the United States.

    Although UBS Global AM attempts to minimize the speculative risks associated with investments in foreign securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

    CERTAIN RISKS ASSOCIATED WITH ORIGINAL ISSUE DISCOUNT, ZERO COUPON AND PAYMENT IN KIND SECURITIES. The portion of the original issue discount that accrues each year on zero coupon and other OID securities in which the Fund invests, and the "interest" received or accrued on the Fund's PIK securities, must be included in the Fund's income annually. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a federal excise tax (see "Taxation"), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon, other OID and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

    CERTAIN RISKS ASSOCIATED WITH CALL FEATURES. A substantial portion of the securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities prior to maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund probably would not be able to reinvest the proceeds in securities of comparable quality providing the same investment return as the securities redeemed. The existence of a call feature may limit the potential for such a security to increase in value during periods of declining interest rates.

    CERTAIN RISKS ASSOCIATED WITH PREMIUM SECURITIES. The Fund may invest a substantial portion of its assets in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. As a result, the purchase of such securities provides the Fund a higher level of investment income distributable to Shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If such premium securities are called prior to maturity, the Fund may recognize a capital loss.

    CERTAIN RISKS ASSOCIATED WITH MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and

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asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other income securities from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield. Actual prepayment experience may cause the yield of a mortgage- or asset-backed security to differ from what was assumed when the Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of the security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

    The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The markets for foreign mortgage-backed securities are substantially smaller than US markets. Foreign mortgage-backed securities are structured differently than domestic mortgage-backed securities, but they normally present substantially similar risks, as well as the other risks normally associated with foreign securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class. Inverse floating rate CMO classes may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

    The market value of certain mortgage-backed securities can be extremely volatile and these securities may become illiquid. UBS Global AM seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objectives. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that UBS Global AM does not anticipate, the Fund's ability to meet its investment objectives may be reduced.

    HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions also entails special risks. See "Other Investment Practices--Hedging and Other Strategies Using Derivative Instruments" and, in the SAI, "Hedging and Other Strategies Using Derivative Instruments."

    ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or Shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "Anti-Takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Shareholder who owns beneficially more than 5% of the Shares. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. See "Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation."

    MARKET DISRUPTION. As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the US securities markets were closed for a four-day period. These terrorist attacks and related events led to increased short-term market volatility. US military and related action in Iraq and Afghanistan and events in the Middle East could have significant effects on

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US and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the US economy and securities markets. A similar disruption of the US or world financial markets could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares.

                             MANAGEMENT OF THE FUND

    The overall management of the business and affairs of the Fund is vested with its Board of Directors ("Board"). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund have been delegated to its officers and to UBS Global AM, subject to the Fund's investment objectives and policies and to general supervision by the Board.

    INVESTMENT ADVISOR. Subject to the supervision of the Board, investment advisory and administration services will be provided to the Fund by UBS Global AM pursuant to an Investment Advisory and Administration Contract dated as of February 8, 2001 ("Advisory Contract"). UBS Global AM is a Delaware corporation located at 51 West 52nd Street, New York, New York, 10019-6114. UBS Global AM is an investment advisor registered with the US Securities and Exchange Commission. UBS Global AM is an indirect wholly owned subsidiary of UBS AG ("UBS"). As of September 30 2004, UBS Global AM had approximately $49.5 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $482.9 billion in assets under management worldwide as of September 30, 2004. UBS is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

    Pursuant to the Advisory Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. UBS Global AM also supervises all matters relating to the operation of the Fund and obtain for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, UBS Global AM receives from the Fund a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus the sum of accrued liabilities other than the aggregate indebtedness constituting leverage ("Managed Assets"). During periods in which the Fund is utilizing leverage, the investment advisory and administrative fee payable to UBS Global AM will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's Managed Assets, including those purchased with leverage. As a result, UBS Global AM has a financial incentive to leverage the Fund, which may create a conflict of interest between UBS Global AM and the best interests of the Fund's shareholders.

    Prior to December 31, 2003, UBS Global Asset Management (New York) Inc. served as sub-advisor to the Fund pursuant to a sub-advisory contract with UBS Global AM, and was paid a fee, computed weekly and paid monthly, at the annual rate of 0.2375% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. Effective
December 31, 2003, UBS Global Asset Management (New York) Inc. no longer serves as the Fund's sub-advisor.

    The Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of the shares, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation.

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    Most of the transactions that the Fund engages in do not involve brokerage.
Where the Fund does engage in brokerage transactions, such transactions may be conducted through UBS Financial Services Inc. or its affiliates. The Fund may pay fees to UBS Securities LLC for its services as lending agent in the Fund's portfolio securities lending program. UBS Global AM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

    PORTFOLIO MANAGEMENT. Marianne Rossi is responsible for the day-to-day management of the Fund's portfolio. She is a Managing Director and Head of Global High Yield at UBS Global AM (since April 2000). She has 21 years of investment experience, with the last 16 years focused on the high yield market. Prior to April 2000, she was a managing director and part of the high yield team at Credit Suisse Asset Management. Her previous experience also includes work as a credit analyst at the Prudential Insurance Company of America and as a research associate at Kidder, Peabody and Company. Ms. Rossi holds a BA from New York University and is a CFA Charter holder.

    Other members of the management team include Shu-Yang Tan, Farooq Hassan, Steven Lucaccini, David Perrotta, Matthew Iannucci, and Stacey Lane. Mr. Tan is a senior analyst specializing in the container, electric utility, metals and mining and paper and packaging sectors. Previously, he worked as a portfolio manager at Eaton Vance Management Company. Mr. Tan has over sixteen years of experience and holds an MBA from the University of California at Berkeley, a BS from New York University and is a CFA Charter holder. Mr. Hassan is a senior analyst specializing in credit analysis of broadcasting, cable, food and beverage, media and entertainment and airline companies. Previously, he was a high yield analyst for Prudential Securities Inc. and a research analyst for Goldman, Sachs & Co. Mr. Hassan has over nine years of experience and holds an MBA from New York University and a BS from Rutgers University. Mr. Lucaccini is a senior analyst covering the health care, telecommunications, automotive, and aerospace/defense sectors. Previously, he was a high yield analyst with Bear Stearns. Mr. Lucaccini has over eight years of experience and holds an MBA from Columbia University, a JD from Arizona State College of Law and a BA from the University of California at Santa Barbara. Mr. Perrotta is a senior analyst covering the chemicals, consumer products, energy and gaming industries. He joined the firm after four years at Financial Management Advisors. Prior to that, he was a research associate at Sage Investments and a corporate finance analyst at NationsBank. Mr. Perotta has over eight years of experience and holds an MBA from the University of Texas at Austin and a BS from the University of Colorado at Boulder. Mr. Iannucci is responsible for providing analytic support to the high yield portfolio manager, including corporate research, quantitative analysis and database management. He also covers home building and building materials companies. Before joining the firm, Mr. Iannucci was a mutual fund accountant at the Bank of New York. He received a BS from the State University of New York at Oswego and is a CFA Charter holder. Ms. Lane is responsible for providing quantitative and qualitative analysis for the High Yield Research Team. She also covers the supermarket sector. Previously, she was part of the equity trading at Lazard Freres. Ms. Lane holds a BBA from the University of Texas at Austin.

                                NET ASSET VALUE

    The NAV of the Shares is determined weekly as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the last day of the week on which the NYSE is open for trading. The net asset value of the Shares also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per Share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of Shares outstanding at such time.

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    When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options or futures positions are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors. When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board of Directors or its delegate determines that this does not represent fair value.

    Securities and other instruments that are listed on US and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by UBS Global AM under the direction of the Board of Directors as the primary market. Securities traded in the OTC market and listed on the Nasdaq normally are valued at the Nasdaq Official Closing Price; other OTC securities and instruments are valued at the last available bid price prior to the time of valuation. Other securities and assets for which reliable market quotations are not readily available (including restricted securities subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    All securities and other assets quoted in foreign currency and forward currency contracts are valued daily in US dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one tenth of one percent due to the costs of converting from one currency to another.

         DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND OTHER DISTRIBUTIONS

    The Fund distributes substantially all of its net investment income as monthly dividends. The Fund distributes annually to its Shareholders substantially all of its realized net capital gain (the excess of net long-term capital gain over net short-term capital loss), realized net short-term capital gain and realized net gains from foreign currency transactions, if any. The Fund may make additional distributions if necessary to avoid a 4% federal excise tax on certain undistributed income and capital gain. See

"Taxation" in the SAI. The Fund may change the foregoing distribution policy if its experience indicates, or if its Board determines, that a change is desirable for any reason.

    The Fund anticipates that a monthly dividend may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates. Undistributed net investment income will be available to supplement future dividends, which might otherwise have been reduced by reason of a decrease in the Fund's monthly net income due to fluctuations or expenses. Undistributed net investment income will be reflected in the Fund's net asset value, and, accordingly, distribution thereof will reduce the Fund's net asset value. The dividend rate on the Shares will be adjusted from time to time by the Fund's Board and will vary as a result of the performance of the Fund.

    The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer would be entitled to the distribution that would be declared to Shareholders in March 2005.

DIVIDEND REINVESTMENT PLAN

    The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all Shareholders whose Shares are registered in their own names, or in the name of UBS Financial Services Inc. (or its nominee), will have all dividends and other distributions on their Shares automatically reinvested in additional Shares, unless such Shareholders elect to receive cash. Shareholders who elect to hold their Shares in the name of a broker or nominee other than UBS Financial Services Inc. (or its nominee) should contact that broker or other nominee to determine whether, or how, they may participate in the Plan. The ability of such Shareholders to participate in the Plan may change if their Shares are transferred into the name of another broker or nominee.

    A Shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and Shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the Shareholder's name and address as they appear on that Share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a Shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

    The transfer agent will serve as agent for the Shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The transfer agent will acquire Shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open-market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share (but in no event less than 95% of the then current market price per Share) on the date the Shares are issued. If, on the dividend payment date, the net

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asset value per Share is greater than the market value per Share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases. The number of outstanding Shares purchased with each distribution for a particular Shareholder equals the result obtained by dividing the amount of the distribution payable to that Shareholder by the average price per Share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open-market.

    In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the Shares trade on an "ex dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the transfer agent has completed its open-market purchases, the market price of a Share, plus estimated brokerage commissions, exceeds the net asset value per Share, the average per Share purchase price paid by the transfer agent may exceed the Fund's net asset value per Share, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all Shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those Shares purchased pursuant to the Plan.

    There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open-market purchases of Shares in connection with the reinvestment of dividends.

    The automatic reinvestment of dividends in Shares does not relieve participants of any income tax that may be payable on such dividends. See "Taxation."

    Shareholders who participate in the Plan may receive benefits not available to Shareholders who do not participate in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash dividends they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive dividends in Shares with a net asset value greater than the value of any cash dividends they would have received on their Shares. However, there may be insufficient Shares available in the market to distribute dividends in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.

    The Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC

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Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 800-331 1710.

                                    TAXATION

    Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of Shares of the Fund, is contained in the SAI. You should consult your tax advisor about your own particular tax situation.

    The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. For each taxable year that the Fund so qualifies, the Fund (but not its Shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its Shareholders.

    Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as long-term capital gain, regardless of how long they have held their Shares. The maximum tax rate applicable to a non-corporate taxpayer's net capital gain and certain income from qualified dividends is generally 15% for gain recognized on capital assets held for more than one year. For a discussion of the allocation of distributions of net capital gain between Shareholders and holders of any preferred stock that the Fund might issue, see "Taxation" in the SAI.

    A participant in the Plan will be treated as having received a distribution in the amount of (1) in the case of open-market purchases, the cash used to purchase Shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent, and (2) in the case of newly issued Shares, the fair market value of those Shares credited to the participant's account. Distributions by the Fund to its Shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each Shareholder against his or her basis for the Shares and will be taxable to any Shareholder only to the extent the distributions to the Shareholder exceed his or her basis for the Shares.

    An investor should be aware that, if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and receive some portion of the price back as a taxable distribution. Shareholders who are not liable for tax on their income and whose Shares are not debt financed are not required to pay tax on dividends or other distributions they receive from the Fund.

    The Fund will notify its Shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rate of tax applicable to non-corporate taxpayers' net capital gain as indicated above.

    Upon a sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a Shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the Shares and the amount realized. Any such gain or loss (1) will be treated as a capital gain or loss if the Shares are capital assets in the Shareholder's hands and (2) if the Shares have been held for more than one year, will be long-term capital gain or loss subject to federal income tax at the rate indicated above, provided that any loss realized on a sale or exchange of Shares that were held for six months or less will be treated as long-term, rather than as short term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as the result of participation in the Plan). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

    The Fund may acquire zero coupon or other securities issued with OID. As a holder of such securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. The Fund also must include in its gross income each year any "interest" it receives in the form of additional securities on PIK securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non cash income, to satisfy the distribution requirement imposed on RICs and to avoid imposition of a 4% federal excise tax (see "Taxation" in the SAI), the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

    The Fund is required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 31% of all dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its Shareholders. See the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective Shareholders are urged to consult their tax advisers.

                                 CAPITAL STOCK

    Set forth below is information with respect to the Fund's outstanding securities as of January 31, 2005:

                                                                  NUMBER OF
                                                                    SHARES
                                            NUMBER OF SHARES   HELD BY THE FUND      NUMBER OF SHARES
TITLE OF CLASS                                 AUTHORIZED      FOR ITS ACCOUNT    ISSUED AND OUTSTANDING
--------------                              ----------------   ----------------   ----------------------
Common Stock..............................    200,000,000                  0            43,196,408

    The Fund is authorized to issue 200 million shares of capital stock, $.001 par value. On January 31, 2005, there were 43,196,408 outstanding Shares of the Fund. The Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The outstanding Shares are fully paid and non-assessable. Shareholders are entitled to one vote per Share. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Directors.

    Under the rules of the NYSE applicable to listed companies, the Fund normally will be required to hold an annual meeting of Shareholders in each fiscal year. If the Fund is converted to an open-end investment company or if for any other reason the Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of Shareholders), the Fund may decide not to hold annual meetings of Shareholders. See "Share Repurchases and Tender Offers."

    The Fund has no present intention of offering additional Shares, except as described herein and under the Plan, as it may be amended from time to time. See "Dividends and Other Distributions; Dividend Reinvestment Plan." Other offerings of Shares, if made, will require approval of the Fund's Board and will be subject to the requirement of the 1940 Act that Shares may not be sold at a price below the then current NAV, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing Shareholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

SHARE REPURCHASES AND TENDER OFFERS

    In recognition of the possibility that the Shares might trade at a discount from NAV and that any such discount may not be in the best interest of Shareholders, the Fund's Board has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the Board currently intends, in consultation with UBS Global AM, from time to time consider action either to repurchase Shares in the open-market or to make a tender offer for Shares at their net asset value. In considering such actions, the Board may consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the Fund's assets, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. Under certain circumstances, it is possible that open-market repurchases or tender offers may constitute distributions under the Internal Revenue Code to the remaining Shareholders of the Fund. The Board may at any time, however, decide that the Fund should not repurchase Shares or make a tender offer. The Fund may borrow to finance repurchases and tender offers. Interest on such borrowings will reduce the Fund's net income. See "Additional Information--Stock Repurchases and Tender Offers" in the SAI.

    There is no assurance that the Board will decide to take either of these actions or that, if undertaken, either Share repurchases or tender offers will result in the Shares trading at a price that is equal or close to its net asset value per Share. The market price of the Shares will be determined by, among other things, the relative demand for and supply of Shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Shares may be the subject of tender offers at net asset value from time to time may reduce the spread that might otherwise exist between the market price of the Shares and net asset value per Share. In the opinion of UBS Global AM, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer. Although the Board believes that Share repurchases and tender offers generally would have a favorable effect on the market price of the Shares, it should be recognized that the Fund's acquisition of Shares would decrease the Fund's total assets and, therefore, have the effect of increasing the Fund's expense ratio and decreasing asset coverage with respect to any leverage being used by the Fund.

    Any tender offer made by the Fund for Shares generally would be at a price equal to the net asset value of the Shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the Shareholders would be notified, in accordance with the requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act") and the 1940 Act, either by publication or by mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering Shares would pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering Shareholder and would not be deducted from the proceeds of the purchase. The Fund's Transfer Agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their Shares. Costs associated with the tender would be charged against capital.

CONVERSION TO OPEN-END INVESTMENT COMPANY

    The Board also may consider from time to time whether it would be in the best interests of the Fund and its Shareholders to convert the Fund to an open-end investment company. If the Board determines that such a conversion would be in the best interests of the Fund and its Shareholders and is consistent with the 1940 Act, the Board will submit to the Fund's Shareholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such an amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding Shares entitled to vote thereon, the Fund would convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer Shares for sale, and each such Share could be presented to the Fund, at the option of the holder thereof, for redemption at a price based on the then current net asset value per Share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Shares would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment. The Fund would be required to redeem any outstanding preferred stock and any indebtedness not constituting bank loans, which could eliminate or alter the Fund's leveraged capital structure.

    In considering whether to propose that the Fund convert to an open-end investment company, the Board would consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its Shareholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objectives and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its Shares.

    There can be no assurance that the Board will conclude that such a conversion is in the best interest of the Fund or its Shareholders. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a Shareholder may incur brokerage expenses in converting these securities into cash.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

    The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "Anti-Takeover" provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the

Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

    (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation, person, entity or group;

    (2) issuance of any securities of the Fund to any corporation, person, entity or group or entity for cash;

    (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any corporation, person, entity or group (except assets having an aggregate market value of less than $1,000,000); or

    (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person, entity or group (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person, entity or group (within the meaning of the Securities Exchange Act), is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding Shares of the Fund (a "Principal Shareholder"). A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

    The Articles of Incorporation also provide that the Fund may issue preferred shares. The flexibility to issue preferred shares as well as common shares could enhance the Board of Directors' ability to negotiate on behalf of the stockholders in a takeover, but might also render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Fund's securities and the removal of incumbent management.

    The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its shares could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Capital Stock--Share Repurchases and Tender Offers." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Fund's Board has considered the foregoing Anti-Takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

                     CUSTODIAN AND TRANSFER AGENT, DIVIDEND
              DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Fund's assets. State Street Bank and Trust Company employs foreign sub-custodians, approved by the Board, in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PFPC Inc., whose principal business address is 760 Moore Road, King of Prussia, PA 19406, is the Fund's transfer and dividend disbursing agent and registrar. Colbent Corporation serves as the Subscription Agent in connection with the Offer. Colbent Corporation has its principal business at 161 Bay State Drive, Braintree, MA 02184.

                                 LEGAL MATTERS

    The validity of the Shares offered hereby will be passed on for the Fund by the law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The financial statements of the Fund as of May 31, 2004 are incorporated by reference in the SAI in reliance on the report of Ernst & Young LLP, the independent registered public accounting firm of the Fund, given on the authority of that firm as experts in auditing and accounting.

                            REPORTS TO SHAREHOLDERS

    The Fund will send unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.

                             ADDITIONAL INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information filed by the Fund can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Fund's Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Fund can also be inspected and copied at the Library of the NYSE, 20 Broad Street, New York, NY 10005.

    This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and appendices thereto, the "Registration Statement") filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                    PAGE
                                                    ----
Additional Information About Investment Policies;
  Investment Limitations and Restrictions.........     2
Hedging and Other Strategies Using Derivative
  Instruments.....................................    15
Organization of the Fund; Directors and Officers;
  Principal Holders and Management Ownership of
  Securities......................................    23
Proxy Voting Policies.............................    33
Investment Advisory and Administration
  Arrangements....................................    33
Portfolio Transactions............................    35
Code of Ethics....................................    36
Taxation..........................................    36
Additional Information............................    40
Financial Information.............................    41

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S RATINGS FOR CORPORATE AND CONVERTIBLE BONDS:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in the Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa to Caa. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid range ranking; and the modifier "3" indicates a ranking in the lower end of its generic rating category.

DESCRIPTION OF S&P RATINGS FOR CORPORATE AND CONVERTIBLE DEBT SECURITIES:

    AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-)--The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R--This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S INVESTMENT ADVISOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME AFTER THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
Prospectus Summary................................     1
Fund Expenses.....................................    13
Financial Highlights..............................    14
The Offer.........................................    15
Use of Proceeds...................................    25
The Fund..........................................    25
Description of Capital Stock......................    25
Investment Objectives and Policies................    26
Other Investment Practices........................    31
Special Considerations and Risk Factors...........    36
Management of the Fund............................    43
Net Asset Value...................................    44
Dividends and Other Distributions; Dividend
  Reinvestment Plan...............................    45
Taxation..........................................    48
Capital Stock.....................................    49
Custodian and Transfer Agent, Dividend Disbursing
  Agent, Registrar and Subscription Agent.........    53
Legal Matters.....................................    53
Independent Registered Public Accounting Firm.....    53
Reports to Shareholders...........................    53
Additional Information............................    53
Table of Contents of Statement of Additional
  Information.....................................    54
Appendix--Description of Bond Ratings.............   A-1

                               14,398,803 Shares

                       Managed High Yield Plus Fund Inc.

                           Issuable Upon Exercise of

                           Non-Transferable Rights to

                           Subscribe for Such Shares

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                                JANUARY 31, 2005